UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report 9|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	15
Terms and definitions	17
Other information for shareholders	18
Important notice regarding Putnam’s privacy policy	19
Trustee approval of management contract	20
Financial statements	25
Federal tax information	113
Shareholder meeting results	113
About the Trustees	114
Officers	116

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 11, 2014

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
High-yield corporate bonds	24%	—
Agency collateralized mortgage obligations	20%	—
Commercial MBS	19%	2%
Net cash	11%	—
Non-agency residential MBS	10%	—
Emerging-market bonds	10%	2%
Agency pass-through	9%	29%
International Treasuries/agency securities	4%	3%
Bank loans	2%	—
Investment-grade corporate bonds	1%	23%
U.S. Treasuries/agency securities	—	39%
Asset-backed securities (ABS)	—	1%
Municipal bonds	—	1%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 9/30/14. Allocations and holdings in each sector may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 27-87.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.52 years
–2.12 years
Fund benchmark duration
Fund duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust

Diversified Income Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam Diversified Income Trust (PDINX)
Fund's benchmark
Barclays U.S. Aggregate Bond Index
Fund's Lipper peer group average
Multi-Sector Income Funds
6.74
6.70
7.14
5.07
4.62
5.69
8.07
4.12
6.77
8.33
2.43
6.48
7.49
3.96
5.59
LIFE OF FUND
(since 10/3/88)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.
4     Diversified Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like during the 12 months ended September 30, 2014?

Overall, it was generally a favorable environment for taking credit and prepayment risk, but there were periods of volatility. The major event marking the early months of the period was the Federal Reserve [the Fed] beginning the process of winding down its bond-buying program, which was announced in December and launched in January. The Fed concluded its bond purchases in October 2014.

The central bank’s initial $10 billion reduction in bond purchases coincided with lackluster fourth-quarter economic data and an upheaval in emerging-market [EM] currencies, which caused investors to assume a more risk-averse posture. As a result, asset flows shifted toward the relative safety of U.S. Treasuries, and pushed the yield on the 10-year note down to 2.61% at the beginning of February. Soon after, however, with EM stress abating, credit markets were buoyed by investors largely dismissing weak economic data as a function of severe winter weather affecting some of the country’s most densely populated regions.

As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to once again seek the relative safety of U.S. Treasuries. Demand for Treasuries also received a boost in June when the European Central Bank [ECB]

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Diversified Income Trust     5

implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during the final three months of the period. Yields on intermediate- to longer-dated bonds fell globally and most bond market sectors underperformed Treasuries. The high-yield sector saw record outflows in July based on technical factors related to supply and demand, while EM debt faced several material events that disrupted the market, including the Russia/Ukraine situation and a technical default by Argentina on its restructured debt.

At the end of August, 10- and 30-year Treasury yields reached 2.34% and 3.08%, respectively — their lows for the period — as geopolitical anxieties and concern about European economic growth once again bolstered demand for Treasuries. Longer-dated bonds also benefited from reduced concern about inflation, as the price index for personal consumption expenditures — the Fed’s preferred inflation gauge — stayed below the central bank’s 2% target rate.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of Moody’s’ prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Diversified Income Trust

“Strategies that attempt to benefit
from prepayment risk have historically
done well during periods of rising
interest rates.”

Bill Kohli

The U.S. dollar rose sharply, and in September, traded at its highest level versus the euro since 2008. The dollar advanced as a strengthening U.S. economy prompted investors to conclude that the Fed was likely to begin raising the federal funds rate — its target for short-term interest rates — in the relatively near future, possibly during the first half of 2015. Additionally, divergent policy stances between the Fed and the ECB — with the U.S. central bank preparing to tighten monetary policy while the ECB appears likely to continue easing policy — also fueled dollar strength.

The fund generated a solid return at net asset value for the past 12 months. What factors fueled this favorable outcome?

Our mortgage credit and prepayment strategies were the biggest contributors to performance. Within mortgage credit, our investments in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	COUPON/MATURITY
Hellenic (Republic of) (Greece) (1.1%)	Foreign government and agency bonds and notes	3.375%, 2017
Countrywide Alternative Loan Trust Ser. 05–38, Class A3 (0.8%)	Mortgage-backed securities	0.505%, 2035
Federal National Mortgage Association Pass-Through Certificates (0.8%)	U.S. government and agency mortgage obligations	4.00%, 2044
Argentina (Republic of) Ser. LOC (0.7%)	Foreign government and agency bonds and notes	8.280%, 2033
Argentina (Republic of) Ser. NY (0.7%)	Foreign government and agency bonds and notes	8.280%, 2033
Hellenic (Republic of) (Greece) (0.7%)	Foreign government and agency bonds and notes	4.750%, 2019
Government National Mortgage Association Ser. 10-9, Class UI (0.7%)	Mortgage-backed securities	5.000%, 2040
Federal National Mortgage Association Pass-Through Certificates (0.6%)	U.S. government and agency mortgage obligations	4.00%, 2044
Argentina (Republic of) (0.6%)	Foreign government and agency bonds and notes	7.000%, 2015
Federal Home Loan Mortgage Corporation Ser. 326, Class S2 (0.6%)	Mortgage-backed securities	5.796%, 2044

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/14. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.
Diversified Income Trust     7

the most additive. Our CMBS holdings benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds. Our non-agency RMBS positions also attracted investors due to their relatively high yields. Within this sector, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs] were the main contributors to performance.

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], were also major contributors to the fund’s performance. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. As a result, prepayment speeds that were slower than expected provided a tailwind to our interest-only CMO positions.

Elsewhere, investments in high-yield bonds provided a further boost to the fund’s return for the period as a whole, although outflows from the asset class hindered performance in July and September. During most of the period, the asset class benefited from consistent investor demand, solid corporate

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations include the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.
8     Diversified Income Trust

fundamentals, a historically low level of defaults, an improving U.S. economy, and a rallying stock market.

Overseas, our investments in EM debt modestly aided performance, despite some late-period volatility. The fund benefited most from U.S.-dollar-denominated holdings in Argentina. The performance of these positions took a hit in August, however, due to Argentina’s failure to reach a settlement with holdout creditors. This development blocked coupon payments on Argentina’s restructured debt, resulting in a technical default.

How did your active currency strategy affect performance?

Our currency strategy was also a notable contributor, primarily during the final three months of the period when the U.S. dollar outpaced every other major currency. During that time, our long-dollar strategy bolstered the fund’s return, as did short positions in the euro, Japanese yen, Swiss franc, and Swedish krona, all of which weakened relative to the dollar.

Which strategies didn’t work as well this past year?

Several interest-rate and yield-curve strategies hindered performance during the period. The fund was defensively positioned for a rising-rate environment in the United States, resulting in an overall duration — a key measure of interest-rate sensitivity — that was negative on a net basis. Additionally, during the period’s second half, a significant amount of risk was allocated to an outright short position on the 10-year part of the yield curve. This positioning was particularly detrimental in August when rates fell. However, it helped the fund in September when rates rose. Unfortunately, the negative impact from August was greater than September’s recovery, and for the period as a whole, our positioning hampered the fund’s result.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust     9

Outside the United States, a long-duration position in Greece held against a short position in Germany detracted as Greek yields widened versus German yields. In contrast, our long Europe versus short U.S. spread trade on the short-term portion of the yield curve aided results as monetary policy between the Fed and ECB diverged further. The net result of our non-U.S. duration strategies was positive, partially offsetting the negative impact of our U.S. duration positioning.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

The fund reduced its dividend rate during the period and then again shortly after period-end. What factors led to those decisions?

The fund has maintained a stable dividend during the past few years, with the last dividend reduction occurring in 2011. Recently, however, it became necessary to decrease the dividend for several reasons, including lower available yields across fixed-income market sectors and the need to maintain a somewhat greater cash balance. As a result, the fund’s dividend per class A share was trimmed from $0.037 to $0.032 in May and was reduced further to $0.027 in October. Similar reductions were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

Near the end of the period, the U.S. Department of Commerce revised second-quarter gross domestic product [GDP] higher to an annual rate of 4.6%, the strongest growth since late 2011. This upward revision was another sign that the U.S. recovery had regained steam after a rough start to the year. Given stronger job growth, along with a pickup in consumer and business spending, we believe third-quarter GDP could be in the 3.0% to 3.5% range. If this growth trend continues, we think it sets the stage for the Fed to begin raising the federal funds rate sometime during the first half of 2015.

Globally, we think the outlook for European rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time while the Fed appears poised to begin raising rates. So, in our view, European duration looks comparatively more appealing to us over the balance of this year and into 2015.

We expect to maintain a short position on the 10-year part of the Treasury yield curve, since we believe this is the area of the curve that will be most affected by the conclusion of the Fed’s bond-buying program. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

We plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. Concerning prepayment risk, we expect to continue to seek to capitalize on anticipated slower prepayment speeds through allocations to agency interest-only CMOs. Strategies that attempt to benefit from

10     Diversified Income Trust

prepayment risk have historically done well during periods of rising interest rates. Lastly, as of period-end, yields remained reasonably attractive among specific subsectors of the non-agency RMBS market. We remain positive on several of these subsectors, particularly pay-option ARMs.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

Diversified Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(11/1/13)	(7/1/96)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.74%	6.57%	6.48%	6.48%	5.92%	5.92%	6.44%	6.31%	6.45%	6.91%	6.91%	6.91%
10 years	63.98	57.42	54.86	54.86	51.56	51.56	59.93	54.73	58.99	67.46	67.50	67.49
Annual average	5.07	4.64	4.47	4.47	4.25	4.25	4.81	4.46	4.75	5.29	5.29	5.29
5 years	47.43	41.54	41.96	39.97	41.96	41.96	45.74	41.01	45.55	49.45	49.48	49.47
Annual average	8.07	7.19	7.26	6.96	7.26	7.26	7.82	7.11	7.80	8.37	8.37	8.37
3 years	27.12	22.04	24.16	21.16	24.17	24.17	26.18	22.08	26.06	28.18	28.20	28.19
Annual average	8.33	6.86	7.48	6.61	7.48	7.48	8.06	6.88	8.02	8.63	8.63	8.63
1 year	7.49	3.19	6.60	1.60	6.65	5.65	7.30	3.82	7.16	7.73	7.75	7.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12     Diversified Income Trust

Comparative index returns For periods ended 9/30/14

	Barclays U.S. Aggregate Bond Index	Lipper Multi-Sector Income Funds category average*
Annual average (life of fund)	6.70%	7.14%
10 years	57.12	75.25
Annual average	4.62	5.69
5 years	22.37	39.31
Annual average	4.12	6.77
3 years	7.48	20.88
Annual average	2.43	6.48
1 year	3.96	5.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 238, 171, 135, 93, and 5 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,486 and $15,156, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,473. A $10,000 investment in the fund’s class R, R5, R6 and class Y shares would have been valued at $15,899, $16,746, $16,750, and $16,749, respectively.

Diversified Income Trust     13

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	11	11	12
Income	$0.419		$0.359	$0.359	$0.397		$0.399	$0.403	$0.405	$0.443
Capital gains	—		—	—	—		—	—	—	—
Total	$0.419		$0.359	$0.359	$0.397		$0.399	$0.403	$0.405	$0.443
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/13	$7.74	$8.06	$7.67	$7.62	$7.62	$7.88	$7.66	—	—	$7.68
11/1/13*	—	—	—	—	—	—	—	$7.77	$7.77	—
9/30/14	7.89	8.22	7.81	7.76	7.77	8.03	7.80	7.82	7.82	7.82
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate [1]	4.87%	4.67%	4.15%	4.18%	4.63%	4.48%	4.62%	5.22%	5.22%	5.22%
Current 30-day SEC yield [2]	N/A	4.24	3.66	3.67	N/A	4.03	4.17	4.63	4.74	4.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

*Inception date of class R5 and R6 shares.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14     Diversified Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	0.99%	1.74%	1.74%	1.24%	1.24%	0.71%*	0.64%*	0.74%
Annualized expense ratio for the six-month period ended 9/30/14†	0.96%	1.71%	1.71%	1.21%	1.21%	0.70%	0.63%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.84	$8.60	$8.60	$6.10	$6.09	$3.53	$3.18	$3.58
Ending value (after expenses)	$1,011.00	$1,006.00	$1,006.00	$1,009.90	$1,008.60	$1,012.70	$1,012.80	$1,012.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Diversified Income Trust     15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.64	$8.64	$6.12	$6.12	$3.55	$3.19	$3.60
Ending value (after expenses)	$1,020.26	$1,016.50	$1,016.50	$1,019.00	$1,019.00	$1,021.56	$1,021.91	$1,021.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16     Diversified Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

Diversified Income Trust     17

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18     Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust     19

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

20     Diversified Income Trust

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Diversified Income Trust     21

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

22     Diversified Income Trust

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	1st

For the one-year and five-year periods ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 226, 156 and 130 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should

Diversified Income Trust     23

be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24     Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust     25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2014
26     Diversified Income Trust

The fund’s portfolio 9/30/14

MORTGAGE-BACKED SECURITIES (43.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (17.8%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.986s, 2032	$931,994	$1,351,632
IFB Ser. 3408, Class EK, 25.175s, 2037	451,660	647,296
IFB Ser. 2979, Class AS, 23.71s, 2034	149,127	191,992
IFB Ser. 4076, Class MS, IO, 6.546s, 2040	20,315,138	3,961,452
IFB Ser. 3998, Class KS, IO, 6.546s, 2027	19,684,332	3,192,553
IFB Ser. 4305, Class SK, IO, 6.446s, 2044	42,381,173	10,509,259
IFB Ser. 4102, Class YS, IO, 6.446s, 2042	21,519,721	5,727,474
IFB Ser. 4091, Class SH, IO, 6.396s, 2042	57,870,521	14,692,746
IFB Ser. 4218, Class PS, IO, 6.096s, 2042	27,165,018	4,502,389
Ser. 4175, Class S, IO, 5.946s, 2043	29,929,613	6,918,923
IFB Ser. 4147, Class CS, IO, 5.946s, 2042	34,767,899	7,959,415
IFB Ser. 4104, Class S, IO, 5.946s, 2042	14,803,330	3,260,698
IFB Ser. 337, Class S1, IO, 5.897s, 2044	42,309,343	10,517,838
IFB Ser. 319, Class S2, IO, 5.846s, 2043	28,547,201	6,815,359
IFB Ser. 4240, Class SA, IO, 5.846s, 2043	127,828,090	28,972,237
IFB Ser. 4245, Class AS, IO, 5.846s, 2043	54,156,536	12,080,231
IFB Ser. 317, Class S3, IO, 5.826s, 2043	61,216,955	13,933,274
IFB Ser. 325, Class S1, IO, 5.796s, 2044	50,577,285	11,386,464
IFB Ser. 326, Class S2, IO, 5.796s, 2044	163,761,197	38,812,435
IFB Ser. 310, Class S4, IO, 5.796s, 2043	18,086,808	4,618,647
IFB Ser. 311, Class S1, IO, 5.796s, 2043	95,352,979	21,216,038
IFB Ser. 308, Class S1, IO, 5.796s, 2043	43,843,690	10,959,169
IFB Ser. 269, Class S1, IO, 5.796s, 2042	46,908,009	10,457,672
IFB Ser. 327, Class S8, IO, 5.766s, 2044	16,914,885	3,807,541
IFB Ser. 315, Class S1, IO, 5.766s, 2043	37,458,400	8,960,881
IFB Ser. 314, Class AS, IO, 5.736s, 2043	60,846,035	14,084,409
Ser. 3687, Class CI, IO, 5s, 2038	17,338,572	2,861,731
Ser. 4122, Class TI, IO, 4 1/2s, 2042	22,680,943	4,880,939
Ser. 4000, Class PI, IO, 4 1/2s, 2042	31,091,928	6,342,753
Ser. 4024, Class PI, IO, 4 1/2s, 2041	39,302,399	8,506,016
Ser. 4193, Class PI, IO, 4s, 2043	83,650,240	14,194,947
Ser. 4213, Class GI, IO, 4s, 2041	45,509,915	7,827,705
Ser. 4338, Class TI, IO, 4s, 2029	87,033,843	12,121,203
Ser. 4220, Class IE, IO, 4s, 2028	19,334,554	2,539,980
Ser. 4360, Class TI, IO, 4s, 2027	62,412,374	8,253,412
Ser. 4020, Class IA, IO, 4s, 2027	37,074,266	5,268,624
Ser. 303, Class C19, IO, 3 1/2s, 2043	60,609,469	13,986,363
Ser. 304, Class C22, IO, 3 1/2s, 2042	67,262,755	15,392,231
Ser. 4141, Class IM, IO, 3 1/2s, 2042	62,830,165	11,740,461
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	32,732,495	6,255,432
Ser. 4122, Class CI, IO, 3 1/2s, 2042	31,445,280	4,557,274
Ser. 4105, Class HI, IO, 3 1/2s, 2041	13,844,543	2,043,455
Ser. 4166, Class PI, IO, 3 1/2s, 2041	65,302,420	11,710,030
Ser. 4165, Class TI, IO, 3s, 2042	36,779,357	4,965,213
Ser. 4210, Class PI, IO, 3s, 2041	29,660,685	3,256,882

Diversified Income Trust     27

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Agency collateralized mortgage cont.
Federal Home Loan Mortgage Corporation
Ser. 4203, Class DI, IO, 3s, 2033	$69,954,393	$8,337,142
Ser. 304, Class C45, IO, 3s, 2027	68,781,813	7,972,005
Ser. T-56, Class A, IO, 0.524s, 2043	244,726	4,168
Ser. T-57, Class 1AX, IO, 0.393s, 2043	16,153,549	177,230
Ser. T-56, Class 2, IO, zero %, 2043	272,549	11
Ser. 3314, PO, zero %, 2036	107,049	100,841
Ser. 1208, Class F, PO, zero %, 2022	62,836	57,867
FRB Ser. 3326, Class WF, zero %, 2035	51,235	39,424
Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 24s, 2036	1,226,554	1,869,747
IFB Ser. 05-45, Class DA, 23.854s, 2035	2,575,688	3,783,919
IFB Ser. 05-83, Class QP, 16.992s, 2034	385,856	488,314
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	69,267	10,801
IFB Ser. 13-101, Class HS, IO, 6.346s, 2043	31,342,011	8,331,960
IFB Ser. 13-81, Class US, IO, 6.096s, 2043	38,659,271	6,676,070
IFB Ser. 13-10, Class KS, IO, 6.046s, 2043	30,725,225	6,260,572
IFB Ser. 12-128, Class YS, IO, 6.046s, 2042	33,319,194	5,962,470
IFB Ser. 13-81, Class QS, IO, 6.046s, 2041	31,540,424	5,157,352
IFB Ser. 13-41, Class SP, IO, 6.046s, 2040	14,984,858	2,317,408
IFB Ser. 13-11, Class SC, IO, 6.046s, 2040	36,309,103	7,363,486
IFB Ser. 13-9, Class JS, IO, 5.996s, 2043	31,725,157	7,330,188
IFB Ser. 12-128, Class ST, IO, 5.996s, 2042	69,329,833	16,176,730
IFB Ser. 13-18, Class SB, IO, 5.996s, 2041	26,979,538	4,670,158
Ser. 13-11, Class SB, IO, 5.946s, 2043	31,577,060	7,471,081
IFB Ser. 34304, Class SE, IO, 5.946s, 2042	57,577,768	12,907,442
IFB Ser. 13-124, Class SB, IO, 5.796s, 2043	33,179,613	7,724,629
IFB Ser. 13-92, Class SA, IO, 5.796s, 2043	35,769,169	8,782,404
IFB Ser. 411, Class S1, IO, 5.796s, 2042	42,775,347	9,530,775
IFB Ser. 13-103, Class SK, IO, 5.766s, 2043	24,663,140	5,995,508
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043	49,743,859	11,760,443
IFB Ser. 13-101, Class CS, IO, 5.746s, 2043	32,032,110	7,812,632
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	58,550,206	14,069,614
Ser. 399, Class 2, IO, 5 1/2s, 2039	104,834	21,315
Ser. 374, Class 6, IO, 5 1/2s, 2036	3,924,224	793,086
Ser. 12-132, Class PI, IO, 5s, 2042	47,556,231	10,322,080
Ser. 10-13, Class EI, IO, 5s, 2038	814,109	14,545
Ser. 378, Class 19, IO, 5s, 2035	4,204,644	850,857
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	21,338,200	5,454,257
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	33,295,389	6,596,482
Ser. 409, Class 81, IO, 4 1/2s, 2040	32,099,703	7,380,311
Ser. 404, Class 2, IO, 4 1/2s, 2040	316,112	72,866
Ser. 366, Class 22, IO, 4 1/2s, 2035	3,592,223	255,838
Ser. 418, Class C24, IO, 4s, 2043	62,133,434	14,433,889
Ser. 13-41, Class IP, IO, 4s, 2043	46,520,159	8,484,347
Ser. 13-44, Class PI, IO, 4s, 2043	22,534,198	3,770,077
Ser. 13-60, Class IP, IO, 4s, 2042	18,156,241	3,461,826
Ser. 13-1, Class PI, IO, 4s, 2042	39,249,972	7,245,152

28     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-96, Class PI, IO, 4s, 2041	$7,555,422	$1,262,360
Ser. 406, Class 2, IO, 4s, 2041	31,864,134	6,815,738
Ser. 406, Class 1, IO, 4s, 2041	22,232,946	4,760,074
Ser. 409, Class C16, IO, 4s, 2040	21,717,708	4,928,771
Ser. 405, Class 2, IO, 4s, 2040	345,093	78,094
Ser. 418, Class C15, IO, 3 1/2s, 2043	139,811,232	31,108,013
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	69,504,622	12,191,041
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	18,439,335	2,334,420
Ser. 13-49, Class IP, IO, 3 1/2s, 2042	48,219,942	7,594,641
Ser. 13-40, Class YI, IO, 3 1/2s, 2042	41,365,067	6,267,777
Ser. 12-123, Class DI, IO, 3 1/2s, 2041	53,397,620	11,266,898
Ser. 12-151, Class PI, IO, 3s, 2043	76,671,766	10,726,380
Ser. 12-145, Class TI, IO, 3s, 2042	34,833,060	3,967,486
Ser. 13-35, Class IP, IO, 3s, 2042	21,656,775	2,533,673
Ser. 13-53, Class JI, IO, 3s, 2041	37,790,609	4,812,398
Ser. 13-30, Class IP, IO, 3s, 2041	37,010,533	3,243,603
Ser. 13-55, Class AI, IO, 3s, 2033	50,142,735	8,463,545
Ser. 03-W10, Class 1, IO, 1.05s, 2043	6,835,730	183,176
Ser. 00-T6, IO, 0.719s, 2030	8,064,132	171,363
Ser. 01-T1, Class 1, IO, 0.709s, 2040	960,172	22,000
Ser. 01-50, Class B1, IO, 0.411s, 2041	389,333	5,232
Ser. 02-W8, Class 1, IO, 0.318s, 2042	11,872,767	140,989
Ser. 99-51, Class N, PO, zero %, 2029	108,587	97,728
Government National Mortgage Association
IFB Ser. 10-163, Class SI, IO, 6.476s, 2037	21,416,280	2,815,146
IFB Ser. 11-11, Class PS, IO, 6.447s, 2040	20,518,737	3,137,273
IFB Ser. 10-15, Class SA, IO, 6.447s, 2039	14,484,260	2,306,329
IFB Ser. 11-56, Class MI, IO, 6.297s, 2041	72,902,030	15,463,979
IFB Ser. 13-113, Class SL, IO, 6.077s, 2042	36,383,047	6,126,848
IFB Ser. 14-115, Class DS, IO, 6.047s, 2044	47,907,269	11,088,137
IFB Ser. 14-122, Class QS, IO, 6.047s, 2044	69,668,942	15,436,025
IFB Ser. 13-98, Class DS, IO, 6.046s, 2042	27,990,450	4,716,828
IFB Ser. 14-119, Class JS, IO, 5.997s, 2044	33,289,723	7,890,225
IFB Ser. 13-129, Class SN, IO, 5.997s, 2043	25,773,637	4,462,705
IFB Ser. 13-165, Class LS, IO, 5.997s, 2043	18,608,632	3,403,147
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040	67,284,117	12,040,493
Ser. 13-116, Class SA, IO, 5.996s, 2043	46,285,345	8,266,100
Ser. 13-182, Class LS, IO, 5.987s, 2043	37,747,139	8,542,027
IFB Ser. 14-25, Class HS, IO, 5.947s, 2044	30,196,708	6,434,918
IFB Ser. 12-74, Class LS, IO, 5.947s, 2042	40,163,751	8,334,380
IFB Ser. 12-77, Class MS, IO, 5.947s, 2042	24,430,381	5,641,464
IFB Ser. 13-99, Class VS, IO, 5.946s, 2043	26,177,913	4,901,552
IFB Ser. 13-99, Class AS, IO, 5.897s, 2043	13,730,560	3,087,316
IFB Ser. 11-128, Class TS, IO, 5.896s, 2041	17,506,800	3,261,517
IFB Ser. 11-70, Class SM, IO, 5.736s, 2041	32,221,000	6,353,337
IFB Ser. 11-70, Class SH, IO, 5.736s, 2041	33,097,000	6,739,873
Ser. 14-4, Class PI, IO, 5s, 2043	24,556,815	5,108,554

Diversified Income Trust     29

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-25, Class MI, IO, 5s, 2043	$26,458,784	$5,765,898
Ser. 13-3, Class IT, IO, 5s, 2043	15,136,576	3,440,582
Ser. 13-6, Class IC, IO, 5s, 2043	12,849,161	2,670,698
Ser. 12-146, Class IO, IO, 5s, 2042	27,795,678	6,121,164
Ser. 13-6, Class CI, IO, 5s, 2042	9,589,409	1,889,881
Ser. 13-130, Class IB, IO, 5s, 2040	26,992,430	3,156,770
Ser. 13-16, Class IB, IO, 5s, 2040	35,959,623	3,240,742
Ser. 11-41, Class BI, IO, 5s, 2040	24,981,526	2,926,571
Ser. 10-35, Class UI, IO, 5s, 2040	78,014,089	17,627,490
Ser. 10-20, Class UI, IO, 5s, 2040	35,389,044	6,729,934
Ser. 10-9, Class UI, IO, 5s, 2040	209,207,742	46,971,136
Ser. 09-121, Class UI, IO, 5s, 2039	77,960,837	18,065,865
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	45,621,772	9,554,018
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	7,522,445	1,591,749
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	23,296,194	4,802,045
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	18,354,765	1,913,668
Ser. 13-167, Class IO, IO, 4 1/2s, 2040	41,310,786	6,970,369
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	27,659,643	5,222,417
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	67,427,034	14,207,599
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	40,866,140	8,906,979
Ser. 14-71, Class PI, IO, 4 1/2s, 2039	54,640,451	12,010,518
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	18,778,036	3,032,277
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	26,407,039	3,920,125
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	9,191,290	980,527
Ser. 14-4, Class BI, IO, 4s, 2044	24,656,058	6,527,198
Ser. 14-4, Class IC, IO, 4s, 2044	31,769,500	6,654,757
Ser. 13-165, Class IL, IO, 4s, 2043	17,173,488	2,894,591
Ser. 13-27, Class IJ, IO, 4s, 2043	22,641,943	4,674,429
Ser. 13-24, Class PI, IO, 4s, 2042	10,477,776	1,915,023
Ser. 12-106, Class QI, IO, 4s, 2042	31,045,744	5,412,825
Ser. 12-56, Class IB, IO, 4s, 2042	14,306,093	3,163,453
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	28,965,462	3,731,736
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	83,212,366	11,983,413
Ser. 13-49, Class OI, IO, 3 1/2s, 2043	12,289,413	2,236,550
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	25,333,609	4,012,804
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	48,658,872	7,729,948
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	46,608,367	6,921,809
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	34,788,170	5,281,192
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	57,679,478	12,946,820
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	29,645,590	5,030,560
Ser. 14-62, Class CI, IO, 3 1/2s, 2042	54,233,112	7,904,292
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	53,386,433	8,425,981
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	24,095,654	3,925,423
Ser. 13-37, Class UI, IO, 3s, 2042	28,979,403	3,812,530
Ser. 13-41, Class MI, IO, 3s, 2041	27,830,773	3,537,570
Ser. 06-36, Class OD, PO, zero %, 2036	26,309	23,067
Ser. 06-64, PO, zero %, 2034	80,750	79,682

30     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	$248,342	$32,284
		1,243,652,526
Commercial mortgage-backed securities (16.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	28,347,000	29,560,308
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	4,241,240
FRB Ser. 05-1, Class B, 5.466s, 2042	6,655,000	6,810,993
FRB Ser. 05-6, Class B, 5.349s, 2047	7,000,000	7,284,648
Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036	2,270,434	1,121,140
Ser. 07-5, Class XW, IO, 0.529s, 2051	161,833,977	1,536,614
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-1, Class C, 5.466s, 2042	8,629,000	8,410,600
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.929s, 2038	14,155,000	14,682,557
FRB Ser. 07-PW16, Class AJ, 5.897s, 2040	12,200,000	12,583,202
FRB Ser. 06-PW11, Class AJ, 5.6s, 2039	1,580,000	1,640,731
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	4,098,407
Ser. 05-PWR7, Class C, 5.235s, 2041	4,945,000	4,848,258
Ser. 05-PWR7, Class B, 5.214s, 2041	7,239,000	7,290,682
Ser. 05-PWR9, Class C, 5.055s, 2042	3,745,000	3,702,569
Ser. 05-PWR9, Class AJ, 4.985s, 2042	1,723,000	1,774,087
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.6s, 2039	8,260,000	8,203,667
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.744s, 2047	19,789,000	20,801,207
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.974s, 2049	10,998,000	10,933,992
Ser. 06-C5, Class AJ, 5.482s, 2049	7,567,000	7,306,922
FRB Ser. 05-C3, Class B, 5.029s, 2043	16,007,000	15,853,013
Ser. 13-GC11, Class D, 4.605s, 2046	9,612,000	9,131,663
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.316s, 2044	8,486,000	8,401,140
Ser. 07-CD5, Class XS, IO, 0.077s, 2044	127,429,127	576,168
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.823s, 2044	11,022,000	11,295,346
FRB Ser. 13-LC13, Class D, 5.217s, 2046	6,263,000	6,048,651
FRB Ser. 14-CR18, Class D, 4.898s, 2047	9,505,000	8,786,637
FRB Ser. 13-LC6, Class D, 4.431s, 2046	2,887,000	2,684,718
Ser. 12-LC4, Class E, 4 1/4s, 2044	10,009,000	8,728,013
FRB Ser. 13-LC13, Class E, 3.719s, 2046	11,140,000	8,232,372
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	6,120,000	5,629,727
Credit Suisse Commercial Mortgage Trust Ser. 06-C5, Class AX, IO, 0.92s, 2039	197,716,976	2,515,909
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.173s, 2041	11,935,000	12,174,774

Diversified Income Trust     31

MORTGAGE-BACKED SECURITIES (43.4%)*cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class C, 5.1s, 2038	$4,437,000	$4,550,855
Ser. 05-C5, Class F, 5.1s, 2038	4,760,000	4,593,400
Ser. 05-C3, Class B, 4.882s, 2037	13,540,000	13,512,920
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	4,704,537	2,352,268
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.578s, 2044	18,838,000	19,792,152
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	12,593,804	193,819
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	2,295,347
GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.451s, 2044	11,817,269	11,844,685
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	4,022,000	3,997,345
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042	16,043,000	16,065,476
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	9,692,700	9,697,353
Ser. 05-GG4, Class AJ, 4.782s, 2039	11,884,000	12,048,970
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.826s, 2045	8,567,641	8,937,677
FRB Ser. 11-GC3, Class D, 5.726s, 2044	5,996,177	6,413,082
FRB Ser. 11-GC3, Class E, 5s, 2044	8,510,000	8,026,832
FRB Ser. GC10, Class D, 4.562s, 2046	11,011,000	10,178,348
Ser. 05-GG4, Class XC, IO, 0.881s, 2039 F	330,604,783	1,090,996
Guggenheim Structured Real Estate Funding, Ltd. 144A FRB Ser. 05-2A, Class E, 2.155s, 2030 (Cayman Islands)	1,220,203	1,099,037
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class D, 4.223s, 2045	10,225,000	9,457,824
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	17,837,000	18,244,932
FRB Ser. 06-LDP7, Class B, 6.058s, 2045	9,729,000	8,430,791
FRB Ser. 06-LDP6, Class B, 5.687s, 2043	11,811,500	11,811,500
Ser. 06-LDP6, Class AJ, 5.565s, 2043	20,859,000	21,330,413
Ser. 06-LDP8, Class B, 5.52s, 2045	5,447,000	5,476,632
FRB Ser. 05-LDP3, Class D, 5.366s, 2042	10,753,000	10,780,958
FRB Ser. 04-CBX, Class B, 5.021s, 2037	2,344,000	2,347,173
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	13,914,923
FRB Ser. 04-C3, Class C, 4.981s, 2042	4,777,000	4,765,058
FRB Ser. 13-LC11, Class D, 4.382s, 2046	7,972,000	7,481,914
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	9,324,000	8,773,418
FRB Ser. 11-C3, Class E, 5.753s, 2046	24,309,000	25,966,388
FRB Ser. 12-C6, Class E, 5.381s, 2045	22,641,000	23,110,063
FRB Ser. 12-C8, Class E, 4.822s, 2045	6,028,000	5,945,966
FRB Ser. 13-C13, Class D, 4.191s, 2046	15,599,000	14,380,596
FRB Ser. 13-C13, Class E, 3.986s, 2046	9,387,000	7,554,981
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	14,081,000	10,332,638

32     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.4%)*cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	$9,312,000	$6,618,038
Ser. 07-CB20, Class X1, IO, 0.195s, 2051	225,368,316	1,941,999
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	4,038,764	4,260,896
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,724,830
LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	9,917,000	9,942,189
Ser. 06-C6, Class E, 5.541s, 2039	9,358,000	8,728,581
Ser. 07-C1, Class AJ, 5.484s, 2040	10,857,000	11,002,918
FRB Ser. 06-C6, Class C, 5.482s, 2039	15,619,000	15,384,715
FRB Ser. 05-C2, Class D, 5.406s, 2040	4,875,000	4,658,306
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	7,954,000	8,210,019
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	268,194	21
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.47s, 2051	4,285,000	4,719,113
FRB Ser. 05-CKI1, Class C, 5.462s, 2037	10,136,000	10,146,541
FRB Ser. 05-CIP1, Class C, 5.444s, 2038	5,991,000	5,704,570
FRB Ser. 05-CIP1, Class B, 5.414s, 2038	5,395,000	5,287,100
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	4,390,000
Ser. 05-MCP1, Class D, 5.023s, 2043	4,029,000	4,008,412
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.913s, 2037	507,993	15,240
Ser. 07-C5, Class X, IO, 5.939s, 2049	4,964,467	268,578
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	12,702,000	12,753,189
Ser. 06-4, Class AJ, 5.239s, 2049	4,325,000	4,370,845
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	9,331,000	9,063,294
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.565s, 2046	10,372,000	9,676,039
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	4,901,000	4,113,262
Ser. 13-C10, Class D, 4.218s, 2046	10,738,000	9,675,475
Ser. 13-C13, Class F, 3.707s, 2046	7,659,000	5,888,775
Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.676s, 2044	8,329,000	8,014,997
Ser. 07-HQ11, Class C, 5.558s, 2044	10,422,000	10,364,783
Ser. 06-HQ10, Class AJ, 5.389s, 2041	10,341,000	10,430,553
Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	9,224,440	8,760,358
FRB Ser. 11-C3, Class E, 5.356s, 2049	8,481,870	8,718,345
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A, 3.238s, 2038	2,016,779	1,915,940
STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	1,590,000	318,000
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,360,414	1,090,104

Diversified Income Trust     33

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049	$7,984,000	$7,822,010
Ser. 13-C6, Class D, 4.497s, 2046	25,613,000	23,621,333
Ser. 13-C6, Class E, 3 1/2s, 2046	9,962,000	7,755,113
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.2s, 2045	23,806,000	24,124,286
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	11,577,000	11,721,713
Ser. 06-C24, Class AJ, 5.658s, 2045	18,374,000	18,798,439
FRB Ser. 05-C21, Class D, 5.414s, 2044	24,100,000	24,353,026
FRB Ser. 05-C20, Class B, 5.409s, 2042	15,494,522	15,910,460
Ser. 07-C34, IO, 0.465s, 2046	63,261,296	514,314
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C11, Class G, 5.362s, 2041	5,825,000	5,824,243
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.937s, 2045	8,580,000	7,561,554
FRB Ser. 13-LC12, Class D, 4.438s, 2046	17,519,111	15,906,846
Ser. 13-LC12, Class E, 3 1/2s, 2046	7,000,000	5,322,381
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	8,772,000	9,338,057
FRB Ser. 12-C6, Class D, 5.747s, 2045	8,000,000	8,425,000
FRB Ser. 12-C7, Class E, 5.001s, 2045	9,026,000	9,040,103
FRB Ser. 12-C6, Class E, 5s, 2045	7,840,000	7,323,893
FRB Ser. 11-C3, Class E, 5s, 2044	8,644,000	7,824,229
FRB Ser. 12-C9, Class D, 4.963s, 2045	3,717,000	3,584,229
FRB Ser. 13-C18, Class D, 4.829s, 2046	27,318,000	26,015,211
FRB Ser. 13-C15, Class D, 4.633s, 2046	21,385,004	20,245,584
FRB Ser. 13-C12, Class D, 4.497s, 2048	14,015,000	13,305,280
Ser. 14-C19, Class D, 4.234s, 2047	8,999,000	8,253,770
Ser. 13-C12, Class E, 3 1/2s, 2048	15,114,000	11,688,066
		1,112,131,850
Residential mortgage-backed securities (non-agency) (9.6%)
Banc of America Funding Corp. FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	10,770,211	10,554,807
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	2,377,000	2,410,278
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	9,361,295	8,753,747
Ser. 13-RR1, Class 1A2, 2.453s, 2035	5,838,493	4,910,173
Barclays Capital, LLC Trust 144A
FRB Ser. 09-RR6, Class 1A2, 2.41s, 2035	7,751,421	7,053,793
FRB Ser. 13-RR8, Class 2A2, 0.305s, 2036	11,448,965	9,688,687
BCAP LLC Trust 144A FRB Ser. 09-RR10, Class 7A2, 2.41s, 2035	7,941,178	7,464,707
Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3, Class M6, 5.03s, 2034	265,627	41,995
Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 12-4, Class 3A2, 2.53s, 2036	9,287,603	8,080,214
FRB Ser. 13-7, Class 3A2, 2 1/2s, 2035	6,500,000	5,427,500
FRB Ser. 11-12, Class 2A2, 0.525s, 2035	8,520,000	7,455,000

34     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.4%)* cont.		Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
Ser. 06-26CB, Class A8, 6 1/4s, 2036		$6,665,999	$5,732,759
Ser. 06-22R, Class 1A6, 6s, 2036		6,447,719	5,583,725
Ser. 06-4CB, Class 1A6, 6s, 2036		5,797,846	5,073,115
FRB Ser. 05-76, Class 2A1, 1.117s, 2036		9,262,352	8,231,452
FRB Ser. 05-56, Class 1A1, 0.885s, 2035		17,918,845	15,298,214
FRB Ser. 05-38, Class A3, 0.505s, 2035		65,966,701	57,391,030
FRB Ser. 05-59, Class 1A1, 0.486s, 2035		40,476,420	32,988,282
FRB Ser. 05-56, Class 4A1, 0.465s, 2035		15,980,839	13,463,857
FRB Ser. 05-62, Class 1A1, 0.455s, 2035		31,940,545	27,028,089
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047		11,090,098	9,260,232
FRB Ser. 06-OA3, Class 1A1, 0.355s, 2036		23,535,878	19,534,779
Countrywide Asset Backed Certificates FRB Ser. 05-AB1, Class M1, 0.785s, 2035		8,250,000	6,996,825
Countrywide Home Loans FRB Ser. 06-OA5, Class 1A1, 0.355s, 2046		6,351,563	5,295,933
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 10-2R, Class 2A6, 2.598s, 2036		7,000,000	6,186,600
FRB Ser. 08-4R, Class 1A4, 0.554s, 2037		5,000,000	4,300,000
FRB Ser. 13-5R, Class 1A6, 0.405s, 2036		17,525,000	14,370,500
Credit Suisse Mortgage Trust 144A FRB Ser. 10-20R, Class 7A4, 3 1/2s, 2037		23,691,000	21,558,810
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	2,706,624	4,532,642
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	7,263,000	9,402,873
Green Tree Home Improvement Loan Trust
Ser. 95-D, Class B2, 7.45s, 2025		$21,668	21,632
Ser. 95-F, Class B2, 7.1s, 2021		27,000	26,952
GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3, 4.778s, 2036		11,578,941	11,845,256
Jefferies Resecuritization Trust 144A FRB Ser. 09-R3, Class 3A2, 5.269s, 2035		9,896,266	8,807,677
MortgageIT Trust
FRB Ser. 05-3, Class M1, 5/8s, 2035		5,959,627	5,333,866
FRB Ser. 05-5, Class M1, 0.605s, 2035		14,441,294	12,475,978
FRB Ser. 05-3, Class A2, 0.505s, 2035		7,350,244	6,578,468
Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2, 0.545s, 2035		11,776,706	10,805,128
RBSSP Resecuritization Trust 144A FRB Ser. 41894, Class 17A2, 4.878s, 2035		6,750,000	6,345,000
Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.967s, 2046 F		34,061,887	24,013,630
FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046		18,404,723	12,515,212
FRB Ser. 06-QO5, Class 2A1, 0.345s, 2046		38,354,535	29,628,878
FRB Ser. 07-QO3, Class A1, 0.315s, 2047		9,912,551	8,098,554
FRB Ser. 07-QH1, Class A1, 0.315s, 2037		9,464,102	8,125,878
Residential Asset Mortgage Products FRB Ser. 05-RZ4, Class M3, 0.675s, 2035		7,175,000	5,883,500

Diversified Income Trust     35

MORTGAGE-BACKED SECURITIES (43.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	$14,703,753	$13,306,897
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	20,927,858	17,118,988
FRB Ser. 06-AR4, Class 1A1B, 1.057s, 2046	10,251,765	8,995,924
FRB Ser. 05-AR19, Class A1C3, 0.655s, 2045	16,617,480	15,018,878
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	33,505,473	29,652,343
FRB Ser. 05-AR8, Class 2AC2, 0.615s, 2045	10,324,365	9,302,253
FRB Ser. 05-AR11, Class A1B2, 0.605s, 2045	6,014,516	5,367,956
FRB Ser. 05-AR13, Class A1B2, 0.585s, 2045	7,583,680	6,851,855
FRB Ser. 05-AR17, Class A1B2, 0.565s, 2045	2,744,946	2,419,121
FRB Ser. 05-AR15, Class A1B2, 0.565s, 2045	10,646,954	9,411,908
FRB Ser. 05-AR19, Class A1C4, 0.555s, 2045	6,218,969	5,628,167
FRB Ser. 05-AR11, Class A1B3, 0.555s, 2045	11,974,545	10,687,281
FRB Ser. 05-AR8, Class 2AC3, 0.545s, 2045	3,578,702	3,211,885
FRB Ser. 05-AR1, Class A1B, 0.545s, 2045	5,491,688	5,031,485
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	6,613,418	5,806,581
FRB Ser. 05-AR6, Class 2A1C, 0.495s, 2045	13,195,120	11,842,620
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	19,227,455	14,612,866
		668,843,235
Total mortgage-backed securities (cost $2,868,895,708)		$3,024,627,611

CORPORATE BONDS AND NOTES (29.7%)*	Principal amount	Value
Basic materials (2.6%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	$1,575,000	$1,667,892
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	2,915,000	2,918,787
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	5,135,000	6,264,700
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	2,090,000	2,152,700
ArcelorMittal SA sr. unsec. unsub. notes 5s, 2017 (France)	500,000	517,450
Ashland, Inc. sr. unsec. unsub. notes 3s, 2016	3,880,000	3,884,850
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2016 (Luxembourg)	1,100,000	1,091,750
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	3,828,000	4,019,400
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	6,575,000	6,402,406
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	3,529,000	3,758,385
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	955,000	1,076,763
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	2,555,000	2,547,846
Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s, 2018 (Mexico)	845,000	940,865
Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s, 2021 (Mexico)	4,650,000	4,917,375
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	2,985,000	3,082,013

36     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s, 2019 (Mexico)		$200,000	$201,000
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)		2,190,000	2,113,350
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024		3,655,000	3,490,525
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		3,030,000	3,170,138
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021		5,278,000	5,357,170
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)		1,617,000	1,604,873
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)		1,725,000	1,763,813
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)		3,676,000	3,726,545
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)		3,735,000	3,861,056
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		4,460,000	4,627,250
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020		2,762,000	3,183,205
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020		1,270,000	1,276,350
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018		6,627,000	6,751,256
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		3,044,000	3,241,860
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		3,420,000	3,642,300
Huntsman International, LLC company guaranty sr. unsec. notes 5 1/8s, 2021	EUR	610,000	813,036
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021		$4,125,000	4,455,000
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020		816,000	860,880
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020		6,675,000	6,574,875
Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)		1,205,000	1,286,338
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)		7,465,000	7,465,000
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 5 7/8s, 2019 (Luxembourg)		1,775,000	1,748,375
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		2,472,000	2,762,460
JMC Steel Group, Inc. 144A sr. unsecured notes 8 1/4s, 2018		1,038,000	1,048,380
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		2,634,000	2,805,210
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020		3,381,000	3,034,448
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		4,242,000	4,284,420
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		2,998,000	3,204,113

Diversified Income Trust     37

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Basic materials cont.
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	$5,045,000	$5,259,413
PQ Corp. 144A sr. notes 8 3/4s, 2018	3,643,000	3,866,134
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	329,000	345,450
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	3,916,000	4,131,380
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	3,415,000	3,641,244
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	4,264,000	4,168,060
Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)	985,000	1,004,700
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	921,000	1,049,940
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	305,000	322,156
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	1,405,000	1,484,031
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	1,557,000	1,568,678
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	1,985,000	1,994,925
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	585,000	593,775
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	1,805,000	1,987,756
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	2,838,000	2,994,090
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	5,257,000	5,585,563
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	1,735,000	1,774,038
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	1,745,000	1,688,288
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	3,475,000	3,561,875
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	2,850,000	2,896,313
		183,514,217
Capital goods (1.7%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	9,179,000	9,569,108
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	4,529,000	5,095,125
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	863,000	908,308
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	2,480,000	2,405,600
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	3,650,000	3,545,063
Ardagh Finance Holdings SA 144A sr. unsec. notes 8 5/8s, 2019 (Luxembourg) ‡‡	1,960,000	1,972,250

38     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A FRN 3.234s, 2019 (Ireland)		$750,000	$725,625
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		5,181,000	4,960,808
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		1,875,000	1,804,688
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		500,000	553,750
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		1,008,000	1,009,260
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		1,091,000	1,108,729
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		3,624,000	4,009,050
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023		2,906,000	2,746,170
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		57,000	14,250
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		7,110,000	6,754,500
KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	590,000	796,447
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		$4,324,000	5,980,525
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022		4,338,000	4,468,140
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		5,428,000	5,075,180
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		6,710,000	6,743,550
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018		4,306,000	4,564,360
Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067 (United Kingdom)	EUR	560,000	746,316
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019		$1,325,000	1,404,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020		6,135,000	6,242,363
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019		1,325,000	1,426,031
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019		3,375,000	3,514,219
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)		4,095,000	4,330,463
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,204,800
Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018 (Netherlands) ‡‡	EUR	1,020,000	1,348,205
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$1,830,000	1,930,650
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020		415,000	434,713
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		7,244,000	7,533,760

Diversified Income Trust     39

CORPORATE BONDS AND NOTES (29.7%)*cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	$525,000	$560,438
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	4,134,000	4,009,980
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	3,480,000	3,466,950
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	1,736,000	1,736,000
		115,699,874
Communication services (3.8%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	11,145,000	11,340,038
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	2,000,000	2,222,500
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	244,000	264,435
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	4,164,000	4,340,970
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	9,392,000	9,180,680
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	5,964,000	5,725,440
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	1,347,000	1,399,196
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	9,201,000	9,868,073
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	380,000	391,970
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	6,459,000	6,402,484
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	1,520,000	1,474,400
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	4,210,000	4,483,650
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	2,335,000	2,241,600
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	6,355,000	6,546,286
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	5,118,000	5,214,218
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	2,657,000	2,856,275
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018	3,588,000	3,596,970
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,620,000	2,921,300
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	375,000	370,313
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	3,295,000	3,262,050
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	475,000	492,813
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	1,949,000	2,070,813
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	3,340,000	3,640,600
Inmarsat Finance PLC 144A company guaranty sr. unsec. notes 4 7/8s, 2022 (United Kingdom)	2,540,000	2,482,850
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	770,000	777,700
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	1,949,000	2,080,558
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	2,819,000	2,938,808
40     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Communication services cont.
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		$13,666,000	$13,922,238
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)		2,470,000	2,537,925
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		4,399,000	4,333,015
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		2,993,000	3,239,923
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019		515,000	548,475
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020		183,000	192,836
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		1,720,000	1,771,600
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		907,000	605,423
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		4,711,000	4,746,333
Numericable Group SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	860,000	1,120,168
Numericable Group SA 144A sr. notes 6s, 2022 (France)		$6,270,000	6,317,025
PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		3,202,000	3,386,115
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		2,618,000	2,598,365
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		3,051,000	3,497,633
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,603,691
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022		5,474,000	5,255,040
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		520,000	529,100
Sprint Capital Corp. company guaranty 6 7/8s, 2028		5,995,000	5,725,225
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017		4,280,000	4,782,900
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		3,538,000	3,697,210
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		4,427,000	5,113,185
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023		6,779,000	7,185,740
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021		7,645,000	7,960,356
Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	652,157
Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	593,723
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021		$800,000	820,000
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		5,871,000	5,988,420
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		900,000	934,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		1,835,000	1,830,413

Diversified Income Trust     41

CORPORATE BONDS AND NOTES (29.7%)*cont.		Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		$4,663,000	$4,709,630
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		4,357,000	4,367,893
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		2,579,000	2,575,776
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	2,690,000	3,812,453
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	790,000	1,077,295
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr. notes 7 1/2s, 2019 (Germany)	EUR	1,855,000	2,474,563
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	2,130,000	2,838,318
Unitymedia KabelBW GmbH company guaranty sr. notes Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	2,398,000	3,202,708
Unitymedia KabelBW GmbH 144A company guaranty notes 9 1/2s, 2021 (Germany)	EUR	665,000	947,389
UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	1,986,000	2,710,421
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$7,563,000	7,487,370
Virgin Media Finance PLC company guaranty sr. unsec. bonds 8 7/8s, 2019 (United Kingdom)	GBP	162,000	274,660
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	2,160,000	3,597,981
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$3,777,000	3,474,840
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		8,125,000	8,775,000
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		3,490,000	3,507,450
Wind Acquisition Finance SA 144A sr. bonds 4s, 2020 (Luxembourg)	EUR	2,375,000	2,954,299
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017		$2,884,000	3,201,240
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		2,065,000	2,199,225
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		815,000	786,475
			265,051,085
Consumer cyclicals (4.8%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019		865,000	914,738
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		7,019,000	6,808,430
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		2,673,000	2,943,641
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		2,740,000	2,760,550
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		2,248,000	2,565,238

42     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	$4,597,000	$5,033,715
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	133,000	141,645
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	1,696,000	1,698,120
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	2,336,000	2,090,720
Boyd Gaming Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	600,000	625,500
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	2,839,000	2,945,463
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	3,125,000	3,197,188
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	1,185,000	1,235,363
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	2,425,000	2,522,000
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	1,965,000	2,058,338
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	1,185,000	906,525
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	2,045,000	2,055,225
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	4,537,000	4,548,343
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	945,000	930,825
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	775,000	751,750
Ceridian, LLC 144A sr. notes 8 7/8s, 2019	813,000	897,349
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	2,257,000	2,259,821
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	3,208,000	3,496,720
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8s, 2019	1,080,000	1,144,800
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	916,000	899,970
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	3,261,000	3,106,103
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	566,000	605,620
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,357,000	1,411,280
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	7,827,000	8,003,108

Diversified Income Trust     43

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		$3,845,000	$3,941,125
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		7,056,000	7,285,320
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021		2,199,000	2,237,483
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		2,270,000	2,383,500
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019		2,260,000	2,474,700
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		3,355,000	3,493,394
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		450,000	439,875
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		1,450,000	1,508,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	2,993,131
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		1,617,000	1,633,170
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		1,676,000	1,692,760
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		3,235,000	3,129,863
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		2,000,000	2,010,600
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043		1,000,000	1,170,000
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,590,000	2,531,725
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		3,139,000	3,200,807
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		885,000	898,275
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		4,952,000	5,063,420
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,495,000	2,341,372
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$1,786,000	1,317,175
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	1,083,231
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		418,000	471,818
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	25,900,000	1,649,825
GTECH SpA jr. sub. FRN notes Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	2,387,000	3,232,396
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$5,340,000	5,513,550
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		1,090,000	1,106,350
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		5,904,000	5,874,480
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		6,482,000	6,530,615
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		1,008,000	1,020,600
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		1,235,000	1,312,188

44     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	$4,588,000	$4,782,990
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	700,000	651,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	4,914,000	4,668,300
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,755,000	3,023,613
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,325,000	1,381,313
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	2,567,000	2,644,010
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	2,250,000	2,255,625
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	3,125,000	3,296,875
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	5,759,000	5,571,833
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,370,000	1,358,013
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,330,000	2,437,763
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	5,256,000	5,623,920
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	3,490,000	3,481,275
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	5,723,000	6,094,995
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	3,473,000	3,473,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	4,891,000	5,147,778
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	7,785,776	8,496,228
Navistar International Corp. sr. notes 8 1/4s, 2021	4,494,000	4,561,410
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	4,696,000	4,942,540
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	1,280,000	1,331,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	1,317,000	1,310,415
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	4,245,000	4,351,125
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	5,477,000	5,490,693
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,343,000	2,466,008
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	3,730,000	4,009,750
Owens Corning company guaranty sr. unsec. notes 9s, 2019	692,000	845,172
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	5,054,000	4,662,315
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	4,243,000	4,306,645
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	1,280,000	1,337,600
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	1,625,000	1,828,125

Diversified Income Trust     45

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035		$280,000	$266,000
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		3,275,000	3,225,875
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		2,939,000	2,946,348
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019		394,000	419,610
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		2,820,000	3,045,600
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		1,899,000	2,046,173
Sabre, Inc. 144A sr. notes 8 1/2s, 2019		2,135,000	2,300,463
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)		1,220,000	1,326,750
Schaeffler Finance BV 144A company guaranty sr. notes 4 1/4s, 2021 (Netherlands)		2,210,000	2,127,125
Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,570,000	1,566,075
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018		1,084,000	1,043,350
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020		1,000,000	835,000
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021		2,019,000	2,064,428
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021		528,000	520,080
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		781,000	794,668
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		4,105,000	3,951,063
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024		4,426,000	4,481,325
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		4,742,000	4,789,420
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		200,000	208,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		6,791,000	6,587,270
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		90,000	94,275
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		215,000	224,138
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020		662,000	690,135
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021		4,996,000	5,089,675
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		2,315,000	2,210,825
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		1,170,000	1,126,125
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		6,096,000	5,943,600
Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s, 2017 (United Kingdom)	GBP	2,188,000	3,759,901
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019		$1,000,000	1,077,500

46     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		$2,380,226	$2,380,226
TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017		4,975,000	5,472,500
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021		475,000	483,313
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021		2,084,000	2,203,830
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		1,293,000	1,385,126
Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		1,500,000	1,563,750
			332,180,407
Consumer staples (1.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	BRL	11,100,000	4,483,670
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		$2,755,000	2,775,663
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022		8,331,000	8,830,860
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		2,280,000	2,262,900
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		3,081,000	3,027,083
Barry Callebaut Services NV 144A company guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)		3,435,000	3,637,219
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		7,210,000	7,173,950
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		5,384,000	5,532,060
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		1,365,000	1,276,275
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		5,227,000	5,932,645
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023		470,000	460,600
Constellation Brands, Inc. company guaranty sr. unsec. notes 3 3/4s, 2021		2,850,000	2,796,563
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016		2,401,000	2,629,095
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022		1,349,000	1,470,410
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R		4,246,000	4,108,005
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R		1,337,000	1,310,260
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		5,890,000	5,227,375
Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)	GBP	1,688,000	2,938,537
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)		$1,220,000	1,186,450
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022		2,999,000	3,036,488
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020		135,000	137,025
HJ Heinz Co. company guaranty notes 4 1/4s, 2020		5,905,000	5,868,094

Diversified Income Trust     47

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	$680,000	$724,200
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	3,515,000	3,690,750
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	1,675,000	1,758,750
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	915,000	942,450
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	6,615,000	6,995,363
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	2,010,000	1,904,475
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	4,928,000	4,829,440
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	3,845,000	4,191,050
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	595,000	636,650
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	335,000	339,188
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	1,515,000	1,515,000
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	6,261,000	6,777,533
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	2,683,000	2,716,538
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	920,000	984,400
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	1,582,000	1,625,505
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	2,372,000	2,478,740
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	4,080,000	4,120,800
		122,332,059
Energy (5.5%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	1,947,000	2,054,085
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	765,000	814,725
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	5,409,000	5,544,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	1,950,000	1,145,625
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	2,315,000	2,251,338
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	4,494,000	4,471,530
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	2,456,000	2,670,900
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	5,856,000	6,280,560
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	4,677,000	4,489,920
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	2,536,000	2,472,600

48     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Energy cont.
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		$440,000	$459,800
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##		2,607,000	2,678,693
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##		2,160,000	2,192,400
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		1,635,000	1,700,400
Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020		1,640,000	1,754,800
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		260,000	278,200
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	565,000	775,116
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		$475,000	505,875
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		1,572,000	1,579,860
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		215,000	233,813
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		3,280,000	3,485,000
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		4,633,000	4,795,155
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		896,000	922,880
Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	2,355,000	1,621,238
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$558,000	425,475
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		1,734,000	1,812,030
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		3,920,000	3,861,200
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022		4,701,000	4,653,990
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018		2,050,000	1,957,750
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		1,011,000	983,198
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022		4,451,000	4,328,598
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021		2,345,000	2,409,488
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		2,555,000	2,510,288
Gazprom OAO Via Gaz Capital SA sr. unsec. notes Ser. REGS, EMTN, 7.288s, 2037 (Russia)		1,810,000	1,909,260
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)		1,280,000	1,350,400
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)		3,305,000	3,803,526

Diversified Income Trust     49

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Energy cont.
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	$1,977,000	$2,031,368
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	4,841,000	5,046,743
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	1,730,000	1,803,525
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	2,835,000	2,884,613
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	6,713,000	6,612,305
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	1,625,000	1,722,500
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	780,000	758,550
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	3,725,000	3,585,313
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	1,492,000	1,436,050
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	540,000	579,150
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	4,685,000	4,708,425
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	8,642,000	8,555,580
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	3,185,000	3,105,375
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	2,945,000	2,886,100
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	5,945,000	5,803,806
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 6 1/8s, 2020 (Russia)	5,000,000	5,025,000
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,519,524
Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,431,503
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	2,520,000	2,583,000
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	3,431,000	3,461,021
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	4,300,000	4,595,625
Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	1,000,000	1,042,500
Norther Blizzard Resources, inc. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	471,000	485,130
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	818,000	865,035
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	4,889,000	5,157,895
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	2,250,000	2,092,500

50     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Energy cont.
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	$2,223,000	$1,959,019
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	1,640,000	1,385,800
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	5,795,000	4,896,775
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	1,750,000	1,855,000
Pertamina Persero PT 144A sr. unsec. notes 6.45s, 2044 (Indonesia)	3,950,000	3,989,500
Pertamina Persero PT 144A sr. unsec. notes 5 1/4s, 2021 (Indonesia)	12,300,000	12,745,875
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)	720,000	720,720
Pertamina Persero PT 144A sr. unsec. unsub. notes 6s, 2042 (Indonesia)	1,425,000	1,364,438
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	5,465,000	5,178,088
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	24,790,000	17,136,088
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	14,670,000	7,276,320
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	7,903,000	5,956,886
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	26,712,000	26,217,828
Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)	16,885,000	14,521,100
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	40,569,000	31,948,088
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 12 3/4s, 2022 (Venezuela)	1,000,000	833,750
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	27,485,000	14,292,200
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 5/8s, 2038 (Mexico)	760,000	879,700
Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s, 2041 (Mexico)	1,000,000	1,156,700
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	1,865,000	2,108,942
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	1,665,000	1,744,024
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	1,679,000	1,859,493
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	1,245,000	1,413,075
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	1,640,000	1,726,100
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	424,000	433,540

Diversified Income Trust     51

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022		$1,837,000	$1,818,630
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		3,410,000	3,350,325
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021		3,921,000	3,822,975
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023		1,490,000	1,504,900
Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022		3,810,000	4,010,025
Sabine Pass Liquefaction, LLC 144A sr. notes 5 3/4s, 2024		1,640,000	1,668,700
Sabine Pass Liquefaction, LLC 144A sr. notes 5 5/8s, 2023		1,640,000	1,656,400
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016		2,885,000	3,058,389
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		705,000	726,150
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020		3,925,000	3,561,938
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)		2,090,000	2,257,827
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022		3,730,000	3,664,725
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		4,236,000	4,447,800
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		1,105,000	1,146,438
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		985,000	1,034,250
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	590,000	525,503
Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$2,590,000	2,609,425
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		655,000	655,000
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		1,655,000	1,615,694
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		5,381,000	5,421,358
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		5,725,000	6,054,188
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		5,215,000	5,376,665
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		1,942,000	2,019,680
			391,568,111
Financials (4.8%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	1,946,588
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015		4,595,000	4,686,900
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031		7,014,000	8,749,965
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020		3,135,000	3,652,275
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		7,290,000	8,401,725
Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,512,955
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058		1,221,000	1,645,298
Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual maturity (Ireland)	EUR	7,000,000	9,348,405
Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		$1,200,000	1,218,000

52     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Financials cont.
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN notes 9s, perpetual maturity (Brazil)		$12,500,000	$12,126,250
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		2,200,000	2,216,500
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)		617,000	628,569
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		3,523,000	3,704,082
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025		1,600,000	1,590,000
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023		4,641,000	4,594,126
CIT Group, Inc. sr. unsec. notes 5s, 2023		2,850,000	2,821,500
CIT Group, Inc. sr. unsec. notes 5s, 2022		4,115,000	4,125,288
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,350,000	1,393,875
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		1,960,000	1,925,700
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,094,163
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,789,088
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,620,000	2,056,700
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)		785,000	906,283
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		1,939,000	1,463,945
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		3,273,000	3,330,278
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)		870,000	914,544
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 6 1/4s, perpetual maturity (Switzerland)		415,000	401,513
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		3,462,000	3,358,140
Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	3,835,000
Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	4,317,620
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		4,906,000	5,151,300
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066		1,885,000	1,658,800
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		3,400,000	3,480,750
HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub. FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	1,092,000	1,441,842
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		$1,800,000	1,759,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		5,500,000	5,651,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		6,330,000	6,330,000
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		760,000	786,600
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R		1,475,000	1,434,438
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		2,250,000	2,379,375

Diversified Income Trust     53

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Financials cont.
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		$2,413,000	$2,322,513
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	3,286,327
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	2,415,000	6,501,691
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)		$2,300,000	2,484,000
MetLife Capital Trust X 144A jr. sub. FRB bonds 9 1/4s, 2068		935,000	1,339,388
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		2,405,000	2,561,325
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		1,255,000	1,267,550
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		3,743,000	3,565,208
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018		3,021,000	3,398,625
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		3,622,000	3,848,375
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024		2,691,000	2,704,455
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,774,000	1,898,180
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		2,401,000	2,316,965
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		3,493,000	3,702,580
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		3,210,000	3,129,750
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		3,435,000	3,392,063
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019		2,110,000	2,257,700
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)		6,765,000	7,170,900
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.092s, perpetual maturity (United Kingdom)	EUR	2,550,000	3,405,973
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)		$1,495,000	1,468,929
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)		2,100,000	2,098,047
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)		5,010,000	5,028,287
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)		3,540,000	3,557,700
Springleaf Finance Corp. company guaranty sr. unsec. unsub. notes Ser. MTN, 6.9s, 2017		4,130,000	4,388,125
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,295,000	1,450,400
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		4,480,000	4,547,200
State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)		1,665,000	1,707,158
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020		2,000,000	2,055,000
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		1,846,000	1,836,770
UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s, perpetual maturity (Jersey)	EUR	976,000	1,245,040

54     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Financials cont.
UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN, 7.152s, perpetual maturity (Jersey)	EUR	2,000,000	$2,859,167
Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)		$3,400,000	2,830,500
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		4,116,000	4,095,420
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes 5.942s, 2023 (Russia)		2,200,000	2,051,500
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)		1,956,000	1,907,100
VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s, perpetual maturity (Russia)		1,600,000	1,496,000
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)		4,335,000	4,399,028
VTB Bank OJSC Via VTB Capital SA 144A bank guaranty sr. unsec. notes 6.551s, 2020 (Russia)		5,000,000	4,998,850
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		22,451,000	22,768,008
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		23,618,000	23,966,838
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)		37,900,000	36,289,192
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021		2,770,000	2,728,450
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024		5,559,000	5,531,205
			337,686,612
Health care (2.0%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		2,200,000	2,266,000
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		2,005,000	1,954,875
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		1,901,000	1,991,298
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,061,623
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$2,247,000	2,241,383
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		4,203,000	4,042,761
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		1,540,000	1,543,850
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		1,126,000	1,156,965
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		721,000	769,812
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		2,024,000	2,018,940
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		570,000	592,800
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		2,429,000	2,471,508
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	865,000	1,141,747

Diversified Income Trust     55

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)		$2,010,000	$2,131,846
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		4,396,000	4,005,855
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	2,990,000	4,995,225
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		$4,430,000	4,352,475
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		4,356,000	4,301,550
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		3,452,000	3,296,660
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		1,290,000	1,270,650
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		1,675,000	1,763,273
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,284,200
Grifols Worldwide Operations, Ltd. 144A sr. unsec. notes 5 1/4s, 2022 (Ireland)		705,000	697,950
HCA, Inc. company guaranty sr. notes 5 7/8s, 2022		2,000,000	2,102,500
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		1,801,000	1,769,483
HCA, Inc. sr. notes 6 1/2s, 2020		7,233,000	7,902,053
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	835,478
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		3,240,000	3,491,100
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		1,591,000	1,666,573
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		816,000	836,400
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		4,057,000	4,097,570
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		1,349,000	1,446,803
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		5,217,000	5,268,518
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		5,154,000	5,592,090
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		1,266,000	1,345,125
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R		3,145,000	3,200,038
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		2,781,000	2,899,193
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021		840,000	909,300
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022		3,168,000	3,199,680
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024		4,136,000	4,146,340
Service Corp. International/US sr. notes 7s, 2017		3,136,000	3,418,240
Service Corp. International/US sr. unsec. unsub. notes 4 1/2s, 2020		1,933,000	1,875,010
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		2,400,000	2,514,000

56     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)* cont.	Principal amount	Value
Health care cont.
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	$905,000	$886,900
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	2,470,000	2,408,250
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	2,578,000	2,468,435
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,677,000	2,830,928
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	6,097,000	6,447,578
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	575,000	570,688
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	350,000	365,750
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	900,000	929,250
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	2,560,000	2,630,400
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2018	1,789,000	1,887,395
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	2,062,000	2,054,268
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	3,970,000	4,039,475
		138,388,057
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	2,900,000	3,008,750
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	5,785,000	5,842,850
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,786,000	1,562,750
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	7,236,000	7,018,920
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	352,000	372,240
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	2,644,000	3,166,190
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	2,756,000	3,138,395
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	2,529,000	2,927,318
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	12,211,000	12,943,660
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	3,352,000	3,720,720
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	2,380,000	2,338,350
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	2,336,000	2,371,040
Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	555,000	599,400
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	3,445,000	3,531,125
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	2,819,000	2,917,665
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	7,020,000	7,002,450
SunGard Data Systems, Inc. company guaranty sr. unsec. notes 7 3/8s, 2018	1,000,000	1,030,000
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	1,315,000	1,315,000

Diversified Income Trust     57

CORPORATE BONDS AND NOTES (29.7%)* cont.		Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		$2,065,000	$2,168,250
Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	1,550,000	2,148,235
Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s, 2021 (Germany)	EUR	3,425,000	4,534,675
			73,657,983
Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018 (Luxembourg)	CHF	2,307,000	2,454,809
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018		$2,660,000	2,779,700
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		4,547,700	4,843,301
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018		3,645,000	3,827,250
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023		5,075,000	5,100,375
			19,005,435
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020		5,679,000	6,516,653
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		5,000,000	5,612,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,195,200
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		965,000	917,956
Calpine Corp. sr. unsec. notes 5 3/4s, 2025		8,468,000	8,224,545
Calpine Corp. 144A company guaranty sr. notes 6s, 2022		2,765,000	2,917,075
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		510,000	530,400
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)		3,625,000	3,933,125
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 5 3/4s, 2021 (Brazil)		500,000	505,625
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037		2,495,000	2,978,012
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		2,976,000	3,831,892
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †		3,495,000	4,128,469
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020		2,415,000	2,686,688
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019		2,122,000	2,196,270
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022		485,000	512,888
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020		2,584,000	2,816,560
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		605,000	601,475
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		2,237,000	2,326,480
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	551,200
Kinder Morgan, Inc./DE sr. unsec. notes 7s, 2017		4,910,000	5,413,275
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		2,598,000	2,708,415
Majapahit Holding BV 144A company guaranty sr. unsec. unsub. notes 8s, 2019 (Indonesia)		3,850,000	4,494,875
58     Diversified Income Trust

CORPORATE BONDS AND NOTES (29.7%)*cont.		Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021		$6,375,000	$6,853,125
NRG Energy, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2022		2,165,000	2,220,478
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	523,950
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		4,233,000	4,402,320
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		1,140,000	1,154,250
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022		1,655,000	1,630,175
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		955,000	923,963
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022		3,692,000	3,673,540
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †		1,440,000	1,206,000
Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual maturity (Sweden)	EUR	819,000	1,063,289
			90,250,668
Total corporate bonds and notes (cost $2,079,378,598)			$2,069,334,508

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (9.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates 6 1/2s, November 20, 2038	$537,461	$606,587
		606,587
U.S. Government Agency Mortgage Obligations (9.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	21,564,475	23,550,766
4s, with due dates from April 1, 2041 to October 1, 2043	38,959,003	41,300,092
3 1/2s, with due dates from April 1, 2042 to August 1, 2043	27,469,249	28,074,041
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, October 1, 2044	23,000,000	25,619,843
4 1/2s, with due dates from December 1, 2040 to February 1, 2044	40,015,564	43,405,243
4 1/2s, TBA, October 1, 2044	135,000,000	145,662,894
4s, with due dates from July 1, 2042 to June 1, 2044	143,800,670	151,957,748
4s, TBA, October 1, 2044	99,000,000	104,328,982
3 1/2s, with due dates from May 1, 2042 to July 1, 2042	4,700,552	4,820,453
3 1/2s, TBA, October 1, 2044	44,000,000	44,965,936
3s, February 1, 2043	1,839,528	1,817,324
3s, TBA, October 1, 2044	33,000,000	32,523,048
		648,026,370
Total U.S. government and agency mortgage obligations (cost $648,749,472)		$648,632,957

Diversified Income Trust     59

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 3.375%, May 15, 2044 [i]	$1,110,000	$1,160,083
U.S. Treasury Notes
1.750%, October 31, 2020 [i]	45,000	44,483
1.000%, May 31, 2018 [i]	1,155,000	1,141,741
0.875%, September 15, 2016 [i]	1,151,000	1,157,710
0.250%, July 31, 2015 [i]	678,000	679,198
Total U.S. treasury obligations (cost $4,183,215)		$4,183,215

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.4%)*	Principal amount		Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$9,835,297	$8,212,473
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		26,040,000	23,175,600
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		43,325,000	40,292,250
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †		2,390,000	2,091,250
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		65,786,427	52,201,530
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		57,263,438	49,103,398
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)		1,800,000	1,890,968
Banco Nacional de Desenvolvimento Economico e Social 144A sr. unsec. notes 5 3/4s, 2023 (Brazil)		5,000,000	5,427,579
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		3,755,000	3,994,569
Brazil (Federal Republic of) sr. unsec. unsub. notes 4 1/4s, 2025 (Brazil)		2,800,000	2,772,000
Brazil (Federal Republic of) unsec. notes 10s, 2017 (units) (Brazil)	BRL	7,250	2,903,326
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$25,600,000	24,320,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		3,300,000	3,003,000
Costa Rica (Republic of) 144A unsec. notes 7s, 2044 (Costa Rica)		1,500,000	1,507,500
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		10,550,000	11,235,750
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		2,700,000	2,174,040
Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		6,300,000	6,701,625
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		1,276,000	1,374,979
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		5,289,897	5,303,122
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	38,130,000	47,721,144
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	62,578,000	77,525,349
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	5,136,617	3,961,909
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	1,076,201	834,853
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	6,621,079	5,177,634

60     Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.4%)* cont.	Principal amount		Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	4,995,875	$3,937,971
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	3,198,892	2,558,196
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	4,401,499	3,552,792
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	3,712,854	3,027,368
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	3,974,871	3,276,705
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	11,482,191	9,636,534
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	7,498,966	6,415,664
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	12,076,392	10,522,041
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	6,948,577	6,196,492
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	15,159,352	13,872,021
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	29,219,779	27,672,160
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	15,749,486	15,491,004
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	14,197,294	14,311,628
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		$5,860,000	5,416,925
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037 (Indonesia)		3,255,000	3,668,483
International Bank for Reconstruction & Development sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	123,450,000	3,101,995
Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$2,905,000	2,603,606
Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		3,400,000	3,616,750
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		3,170,000	3,483,038
Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		669,967	752,875
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		1,925,000	1,873,506
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		1,257,600	1,410,084
Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		1,250,000	1,240,625
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		720,916	727,080
Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		1,300,000	1,318,616
Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		11,500,000	12,218,750
Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021 (Turkey)		6,800,000	7,229,488
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		5,015,000	5,617,903
Turkey (Republic of) unsec. notes 6 3/4s, 2040 (Turkey)		5,080,000	5,791,149
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)		5,035,000	4,424,506

Diversified Income Trust     61

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.4%)* cont.	Principal amount	Value
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s, 2044 (Mexico)	$150,000	$148,214
Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s, 2028 (Venezuela)	4,300,000	2,939,050
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)	2,900,000	1,725,500
Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds 9 1/4s, 2027 (Venezuela)	9,105,000	6,561,791
Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds 13 5/8s, 2018 (Venezuela)	4,935,000	4,703,746
Total foreign government and agency bonds and notes (cost $583,263,894)		$583,950,104

SENIOR LOANS (2.0%)*[c]	Principal amount	Value
Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$1,795,500	$1,780,538
Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019	99,250	99,581
HD Supply, Inc. bank term loan FRN Ser. B, 4s, 2018	994,911	983,718
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	1,318,348	1,290,539
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,225,550	1,217,124
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	507,000	501,085
WR Grace & Co. bank term loan FRN 3s, 2021	1,678,932	1,662,982
WR Grace & Co. bank term loan FRN Ser. DD, 1s, 2021 U	602,632	596,907
		8,132,474
Capital goods (—%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	1,994,937	1,942,985
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	1,460,000	1,432,886
		3,375,871
Communication services (0.1%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	3,790,000	3,829,480
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	1,781,406	1,771,015
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,360,000	1,334,500
		6,934,995
Consumer cyclicals (0.9%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	10,444,111	9,496,684
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	1,261,838	1,193,620
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	4,483,763	4,241,639
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	2,831,020	2,799,171
Garda World Security Corp. bank term loan FRN Ser. B, 4s, 2020 (Canada)	1,192,419	1,173,787
Garda World Security Corp. bank term loan FRN Ser. DD, 4s, 2020 (Canada)	305,037	300,271
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,155,049	4,703,983
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	2,740,658	2,695,632
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.907s, 2019	6,774,000	6,449,058

62     Diversified Income Trust

SENIOR LOANS (2.0%)*[c] cont.	Principal amount	Value
Consumer cyclicals cont.
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	$2,945,000	$2,918,003
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	2,741,308	2,753,871
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	7,072,901	6,942,251
ROC Finance, LLC bank term loan FRN 5s, 2019	6,255,776	5,997,726
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	930,000	920,700
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	4,434,000	4,418,760
Tribune Co. bank term loan FRN Ser. B, 4s, 2020	2,028,650	2,001,391
Univision Communications, Inc. bank term loan FRN 4s, 2020	3,834,184	3,756,703
Visteon Corp. bank term loan FRN Ser. DD, 3 1/2s, 2021	1,700,738	1,671,507
		64,434,757
Consumer staples (0.1%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	2,388,000	2,311,386
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,435,000	1,291,500
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,402,250	1,383,670
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	1,496,250	1,483,158
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	3,060,780	3,017,740
WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,000,000	990,000
		10,477,454
Energy (0.1%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	3,855,000	3,859,819
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	1,346,000	1,352,730
		5,212,549
Financials (—%)
Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	1,800,000	1,800,000
		1,800,000
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,146,486	1,147,202
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	2,173,575	2,165,696
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	1,974,215	1,952,992
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.157s, 2021	3,980,000	3,904,269
MPH Acquisition Holdings, LLC bank term loan FRN Ser. B, 4s, 2021	2,795,872	2,727,373
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	1,431,413	1,413,520
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	1,522,657	1,492,680
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	2,048,500	2,002,775
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 3/4s, 2020	1,064,623	1,050,935
		17,857,442
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.654s, 2017	3,075,253	2,924,694
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	3,295,893	3,261,388
Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	4,195,987	4,160,845
First Data Corp. bank term loan FRN 4.155s, 2021	61,131	60,195

Diversified Income Trust     63

SENIOR LOANS (2.0%)*[c] cont.	Principal amount	Value
Technology cont.
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	$824,435	$807,602
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	3,682,800	3,667,454
		14,882,178
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	3,750,000	3,731,250
		3,731,250
Utilities and power (0.1%)
Energy Future Intermediate Holding Co., LLC bank term loan FRN 4 1/4s, 2016	1,355,000	1,345,966
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	3,098,000	2,292,520
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	31,795	23,529
		3,662,015
Total senior loans (cost $143,557,002)		$140,500,985

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	$605,792,000	$1,853,723
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	605,792,000	1,762,855
2.7395/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7395	441,182,000	4,588,292
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	441,182,000	4,094,168
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	605,792,000	1,169,179
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	605,792,000	1,084,368
Credit Suisse International
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	414,314,000	1,822,982
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	414,314,000	1,822,982
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	414,314,000	617,328
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	414,314,000	617,328
Total purchased swap options outstanding (cost $29,268,824)			$19,433,205

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 4.0s TBA commitments (Call)	Oct-14/$106.50	$76,000,000	$1,520
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/101.69	158,000,000	1,234,454
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/103.09	670,000,000	8,978,000
Total purchased options outstanding (cost $13,727,813)			$10,213,974

64     Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$910,000	$1,147,738
Sirius XM Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014	1,440,000	2,737,800
Total convertible bonds and notes (cost $3,701,885)		$3,885,538

SHORT-TERM INVESTMENTS (10.8%)*	Principal amount/shares	Value
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, October 1, 2014	$25,000,000	$25,000,000
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.15%, October 6, 2014	22,034,000	22,033,541
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.07%, October 29, 2014	30,000,000	29,998,367
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.11%, November 17, 2014	21,400,000	21,396,787
Putnam Money Market Liquidity Fund 0.06% L	Shares 136,395,081	136,395,081
Putnam Short Term Investment Fund 0.06% L	Shares 291,451,598	291,451,598
SSgA Prime Money Market Fund 0.01% P	Shares 3,920,000	3,920,000
U.S. Treasury Bills with an effective yield of 0.05%, November 20, 2014 # Δ §	$121,267,000	121,259,000
U.S. Treasury Bills with an effective yield of 0.03%, December 18, 2014 §	15,680,000	15,679,404
U.S. Treasury Bills with an effective yield of zero %, February 19, 2015 [i]	846,000	845,915
U.S. Treasury Bills with effective yields ranging from 0.10% to 0.11%, July 23, 2015 # Δ §	39,618,000	39,600,131
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.05%, November 13, 2014 # Δ §	15,905,000	15,904,487
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.04%, October 23, 2014 Δ §	19,520,000	19,519,726
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, November 28, 2014 Δ §	9,110,000	9,109,602
Total short-term investments (cost $752,097,132)		$752,113,639

TOTAL INVESTMENTS
Total investments (cost $7,126,823,543)	$7,256,875,736

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
USD/$	United States Dollar

Diversified Income Trust     65

Key to holding’s abbreviations
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $6,966,137,321.
†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

66     Diversified Income Trust

R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 7).
At the close of the reporting period, the fund maintained liquid assets totaling $2,530,772,515 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.3%
Greece	3.5
Argentina	2.8
Venezuela	1.9
Russia	1.7
Canada	1.2
Luxembourg	1.1
United Kingdom	0.8
Brazil	0.6
Indonesia	0.5
Other	3.6
Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $3,839,111,906)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/17/14	$100,282	$102,372	$2,090
	Euro	Sell	12/17/14	108,238,071	112,479,371	4,241,300
	Singapore Dollar	Buy	11/19/14	128,162	131,010	(2,848)
	Singapore Dollar	Sell	11/19/14	128,162	131,032	2,870
	Swiss Franc	Sell	12/17/14	31,525,844	32,753,528	1,227,684
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	24,149,077	26,379,130	(2,230,053)
	British Pound	Sell	12/17/14	2,903,332	2,011,454	(891,878)
	Canadian Dollar	Sell	10/15/14	17,109,524	17,412,780	303,256
	Chinese Yuan (Offshore)	Buy	11/19/14	33,042,358	32,970,379	71,979
	Czech Koruna	Sell	12/17/14	15,860,850	16,396,158	535,308
	Euro	Sell	12/17/14	99,809,586	103,458,286	3,648,700
	Japanese Yen	Sell	11/19/14	4,802,437	5,113,523	311,086
	Mexican Peso	Sell	10/15/14	34,857,940	35,333,749	475,809
	New Zealand Dollar	Sell	10/15/14	15,504,554	17,156,282	1,651,728
	Norwegian Krone	Buy	12/17/14	16,798,249	17,743,904	(945,655)
	Polish Zloty	Sell	12/17/14	2,221,562	2,321,536	99,974
	Singapore Dollar	Buy	11/19/14	238,765	244,271	(5,506)
	South African Rand	Buy	10/15/14	27,830,881	29,244,809	(1,413,928)
	South African Rand	Sell	10/15/14	27,830,881	28,634,672	803,791
	Swedish Krona	Sell	12/17/14	3,307,188	4,472,266	1,165,078

Diversified Income Trust     67

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $3,839,111,906) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Swiss Franc	Sell	12/17/14	$31,084,020	$32,300,478	$1,216,458
	Turkish Lira	Sell	12/17/14	33,097,866	33,810,817	712,951
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	31,579,159	33,314,344	(1,735,185)
	Brazilian Real	Buy	10/2/14	112,058,462	117,585,586	(5,527,124)
	Brazilian Real	Sell	10/2/14	112,058,462	116,263,616	4,205,154
	Brazilian Real	Buy	1/5/15	64,236,033	64,474,588	(238,555)
	Canadian Dollar	Sell	10/15/14	35,183,950	35,620,480	436,530
	Chilean Peso	Buy	10/15/14	9,286,214	9,751,542	(465,328)
	Chilean Peso	Sell	10/15/14	9,286,214	9,885,076	598,862
	Euro	Sell	12/17/14	91,167,403	96,408,769	5,241,366
	Japanese Yen	Sell	11/19/14	45,956,145	48,361,343	2,405,198
	Mexican Peso	Buy	10/15/14	3,621,850	3,735,329	(113,479)
	Mexican Peso	Sell	10/15/14	3,621,850	3,713,111	91,261
	New Zealand Dollar	Sell	10/15/14	15,616,901	17,225,518	1,608,617
	Norwegian Krone	Buy	12/17/14	18,871,464	19,987,701	(1,116,237)
	Swiss Franc	Sell	12/17/14	47,094,112	48,572,993	1,478,881
Credit Suisse International
	Australian Dollar	Buy	10/15/14	32,625,704	34,421,031	(1,795,327)
	British Pound	Sell	12/17/14	9,561,667	9,830,630	268,963
	Canadian Dollar	Sell	10/15/14	35,493,771	36,543,468	1,049,697
	Euro	Sell	12/17/14	65,681,774	69,971,958	4,290,184
	Indian Rupee	Buy	11/19/14	1,086,651	1,092,539	(5,888)
	Japanese Yen	Sell	11/19/14	20,674,203	22,701,133	2,026,930
	Mexican Peso	Buy	10/15/14	9,558,684	9,840,271	(281,587)
	Mexican Peso	Sell	10/15/14	9,558,684	9,827,187	268,503
	New Zealand Dollar	Buy	10/15/14	43,131,348	46,719,497	(3,588,149)
	New Zealand Dollar	Sell	10/15/14	43,131,348	45,778,429	2,647,081
	Norwegian Krone	Buy	12/17/14	6,120,669	7,116,770	(996,101)
	Singapore Dollar	Buy	11/19/14	262,203	268,037	(5,834)
	Singapore Dollar	Sell	11/19/14	262,203	268,114	5,911
	Swedish Krona	Buy	12/17/14	50,828,728	51,633,006	(804,278)
	Swedish Krona	Sell	12/17/14	50,828,728	52,086,341	1,257,613
	Swiss Franc	Sell	12/17/14	30,622,279	31,817,202	1,194,923
	Turkish Lira	Sell	12/17/14	33,060,640	33,782,156	721,516
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	799,079	752,721	46,358
	Canadian Dollar	Sell	10/15/14	11,773,030	12,350,969	577,939
	Euro	Sell	12/17/14	53,927,137	54,826,339	899,202
	Japanese Yen	Sell	11/19/14	16,407,890	17,522,295	1,114,405
	New Zealand Dollar	Buy	10/15/14	24,091,904	26,875,788	(2,783,884)
	New Zealand Dollar	Sell	10/15/14	24,091,904	26,339,544	2,247,640

68     Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $3,839,111,906) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
	Norwegian Krone	Buy	12/17/14	$355,357	$368,176	$(12,819)
	Polish Zloty	Buy	12/17/14	8,453,910	8,750,942	(297,032)
	Swedish Krona	Sell	12/17/14	6,230,439	7,091,061	860,622
	Swiss Franc	Sell	12/17/14	36,439,585	37,868,725	1,429,140
Goldman Sachs International
	Canadian Dollar	Sell	10/15/14	49,901,398	51,110,194	1,208,796
	Euro	Sell	12/17/14	78,864,179	83,317,494	4,453,315
	Japanese Yen	Sell	11/19/14	24,039,769	25,909,713	1,869,944
	Norwegian Krone	Buy	12/17/14	34,079,967	35,165,390	(1,085,423)
	Norwegian Krone	Sell	12/17/14	34,079,967	34,442,044	362,077
	Swedish Krona	Sell	12/17/14	21,278,461	22,235,977	957,516
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/15/14	33,128,157	35,529,613	(2,401,456)
	Canadian Dollar	Sell	10/15/14	23,799,023	24,583,199	784,176
	Euro	Sell	12/17/14	93,755,029	97,398,141	3,643,112
	Swedish Krona	Buy	12/17/14	10,547,489	9,703,887	843,602
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	56,803,560	60,289,578	(3,486,018)
	Brazilian Real	Buy	10/2/14	84,141,109	87,834,595	(3,693,486)
	Brazilian Real	Sell	10/2/14	84,141,109	85,677,689	1,536,580
	Brazilian Real	Buy	1/5/15	67,801,136	68,159,439	(358,303)
	British Pound	Sell	12/17/14	9,174,794	9,141,639	(33,155)
	Canadian Dollar	Sell	10/15/14	20,878,615	21,317,941	439,326
	Czech Koruna	Sell	12/17/14	15,860,854	16,399,593	538,739
	Euro	Sell	12/17/14	109,912,520	113,932,139	4,019,619
	Hungarian Forint	Buy	12/17/14	22,155,666	22,308,271	(152,605)
	Hungarian Forint	Sell	12/17/14	22,155,666	22,803,452	647,786
	Indian Rupee	Sell	11/19/14	2,189,720	2,200,876	11,156
	Japanese Yen	Sell	11/19/14	14,907,103	17,578,902	2,671,799
	Mexican Peso	Sell	10/15/14	34,123,534	34,650,205	526,671
	New Taiwan Dollar	Sell	11/19/14	31,298,988	31,758,651	459,663
	New Zealand Dollar	Sell	10/15/14	24,473,071	26,781,575	2,308,504
	Norwegian Krone	Buy	12/17/14	17,208,216	17,853,288	(645,072)
	Russian Ruble	Sell	12/17/14	3,134,634	3,346,345	211,711
	Swedish Krona	Sell	12/17/14	4,109,904	4,107,446	(2,458)
	Swiss Franc	Sell	12/17/14	61,420,030	63,832,186	2,412,156
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	17,114,931	17,218,753	(103,822)
	British Pound	Sell	12/17/14	17,114,931	17,235,761	120,830
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	53,825,930	57,224,753	(3,398,823)
	Brazilian Real	Buy	10/2/14	113,439,077	119,452,102	(6,013,025)

Diversified Income Trust     69

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $3,839,111,906) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Brazilian Real	Sell	10/2/14	$113,439,077	$117,411,974	$3,972,897
	Brazilian Real	Buy	1/5/15	67,032,984	67,487,208	(454,224)
	British Pound	Sell	12/17/14	7,295,834	7,423,709	127,875
	Canadian Dollar	Sell	10/15/14	23,498,930	24,443,758	944,828
	Chilean Peso	Buy	10/15/14	508,997	527,610	(18,613)
	Chilean Peso	Sell	10/15/14	508,997	544,870	35,873
	Euro	Sell	12/17/14	69,452,003	72,660,276	3,208,273
	Japanese Yen	Sell	11/19/14	15,948,374	18,192,947	2,244,573
	New Taiwan Dollar	Buy	11/19/14	1,113,051	1,130,684	(17,633)
	New Zealand Dollar	Sell	10/15/14	25,183	1,861,065	1,835,882
	Norwegian Krone	Buy	12/17/14	411,582	636,494	(224,912)
	Singapore Dollar	Buy	11/19/14	60,201	61,557	(1,356)
	Singapore Dollar	Sell	11/19/14	60,201	61,541	1,340
	Swedish Krona	Sell	12/17/14	36,840,766	38,167,534	1,326,768
	Swiss Franc	Sell	12/17/14	64,830,413	66,788,573	1,958,160
UBS AG
	Canadian Dollar	Sell	10/15/14	19,355,484	20,301,274	945,790
	Euro	Sell	12/17/14	21,694,044	22,546,321	852,277
	Japanese Yen	Sell	11/19/14	12,516,309	13,363,759	847,450
	Mexican Peso	Buy	10/15/14	6,688,127	6,895,675	(207,548)
	Mexican Peso	Sell	10/15/14	6,688,127	6,856,593	168,466
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	12,148,279	14,156,307	(2,008,028)
	Canadian Dollar	Sell	10/15/14	39,986,670	40,692,797	706,127
	Euro	Sell	12/17/14	71,415,343	74,759,514	3,344,171
	Japanese Yen	Sell	11/19/14	25,497,822	27,466,228	1,968,406
	New Zealand Dollar	Sell	10/15/14	21,625,277	22,226,675	601,398
Total						$58,997,555

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Short)	860	$138,949,698	Dec-14	$(480,327)
Euro-Bund 10 yr (Short)	201	38,004,810	Dec-14	(206,196)
Euro-Buxl 30 yr (Short)	269	48,381,906	Dec-14	(207,989)
U.S. Treasury Bond 30 yr (Short)	3,698	509,977,313	Dec-14	4,414,476
U.S. Treasury Bond Ultra 30 yr (Short)	588	89,670,000	Dec-14	694,849
U.S. Treasury Note 5 yr (Long)	1,240	146,639,688	Dec-14	(390,289)
U.S. Treasury Note 10 yr (Short)	8,133	1,013,702,203	Dec-14	6,462,685
Total				$10,287,209

70     Diversified Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $82,754,159)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.657)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.657	$441,182,000	$2,894,154
(2.635)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.635	441,182,000	2,510,326
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	397,509,100	3,084,671
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	441,182,000	1,464,724
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	454,344,000	4,934,176
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	454,344,000	4,934,175
(2.535)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.535	441,182,000	1,217,662
Credit Suisse International
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	310,735,100	3,138,425
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	310,735,100	3,138,425
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	198,754,000	1,590,032
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	44,249,175
Total			$73,155,945

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $13,470,000)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$100.81	$158,000,000	$678,926
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	158,000,000	333,222
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/102.22	670,000,000	5,065,200
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/101.34	670,000,000	2,512,500
Total			$8,589,848

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Credit Suisse International
(2.78125)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.78125	$854,083,600	$(3,245,518)	$155,614
2.54875/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.54875	854,083,600	(3,117,405)	(951,876)
(2.665)/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	427,041,800	3,181,461	506,771
2.665/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	427,041,800	3,181,461	(364,181)

Diversified Income Trust     71

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	$439,954,600	$(4,133,373)	$1,218,674
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	439,954,600	(4,223,564)	1,161,480
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	439,954,600	1,467,249	(422,356)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	439,954,600	1,473,848	(431,156)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	439,954,600	2,613,330	(827,115)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	439,954,600	2,639,728	(840,313)
Total			$(162,783)	$(794,458)

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
MYR	164,465,000	$—	3/19/19	4.0275%	3 month MYR-KLIBOR-BNM	$(76,678)
Citibank, N.A.
AUD	145,302,000 E	—	7/30/24	4.55%	6 month AUD-BBR-BBSW	(463,587)
AUD	145,302,000 E	—	7/31/24	4.5175%	6 month AUD-BBR-BBSW	(305,326)
AUD	78,951,000 E	—	8/6/24	4.6225%	6 month AUD-BBR-BBSW	(435,353)
AUD	27,252,000 E	—	8/6/24	4.63%	6 month AUD-BBR-BBSW	(157,050)
AUD	146,630,000 E	—	9/17/24	6 month AUD- BBR-BBSW	4.6209%	726,000
Credit Suisse International
CAD	92,727,000	—	9/12/24	3 month CAD- BA-CDOR	2.68625%	633,217
Deutsche Bank AG
MYR	164,465,000	—	3/19/19	4.035%	3 month MYR-KLIBOR-BNM	(92,144)
PLN	167,112,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(6,625,711)
PLN	83,320,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(3,351,444)
PLN	76,955,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(2,983,075)
PLN	836,596,000	—	7/14/16	6 month PLN-WIBOR-WIBO	2.48%	1,898,642
72     Diversified Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International
AUD	39,372,000 E	$—	8/6/24	4.525%	6 month AUD-BBR-BBSW	$(89,662)
JPMorgan Chase Bank N.A.
AUD	36,528,000 E	—	8/29/24	6 month AUD- BBR-BBSW	4.2525%	(255,761)
AUD	39,099,000 E	—	8/6/24	4.645%	6 month AUD-BBR-BBSW	(244,801)
AUD	73,123,000 E	—	8/6/24	4.5175%	6 month AUD-BBR-BBSW	(148,341)
AUD	78,198,000 E	—	8/19/24	4.43%	6 month AUD-BBR-BBSW	80,106
AUD	36,528,000 E	—	8/29/24	6 month AUD- BBR-BBSW	4.30%	(198,321)
CAD	30,909,000	—	9/12/24	3 month CAD- BA-CDOR	2.68375%	204,694
CAD	50,937,000	—	9/19/24	3 month CAD- BA-CDOR	2.703%	396,873
MXN	323,831,000	—	7/24/29	1 month MXN- TIIE-BANXICO	6.565%	(701,336)
Total		$—	$(12,189,058)
E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$3,309,448,000 E	$(421,484)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$392,639
1,173,316,000 E	9,373,613	12/17/19	3 month USD-LIBOR-BBA	2.25%	(652,372)
65,106,600 E	(1,609,702)	12/17/24	3 month USD-LIBOR-BBA	3.00%	(27,677)
72,357,000 E	2,962,730	12/17/44	3 month USD-LIBOR-BBA	3.50%	(904,752)
337,485,000 E	137,493	6/15/19	3 month USD-LIBOR-BBA	2.64%	(400,795)
172,520,000 E	(957)	12/16/17	3 month USD-LIBOR-BBA	1.835%	507,977
1,184,540,000 E	351,849	12/16/17	3 month USD-LIBOR-BBA	1.897%	2,401,103
531,362,000 E	(2,949)	12/16/17	3 month USD-LIBOR-BBA	1.86625%	1,240,438
670,227,000 E	(3,720)	12/16/17	3 month USD-LIBOR-BBA	1.905%	1,055,239
163,289,000 E	(906)	12/16/17	3 month USD-LIBOR-BBA	1.8625%	392,620

Diversified Income Trust     73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$1,088,010,000 E	$(1,547,531)	12/16/17	3 month USD-LIBOR-BBA	1.882%	$661,129
	580,188,000 E	(932,757)	12/17/16	3 month USD-LIBOR-BBA	0.90%	364,544
	32,338,000 E	507,487	12/17/24	3 month USD-LIBOR-BBA	2.90%	12,490
	571,506,000 E	(3,172)	12/16/17	3 month USD-LIBOR-BBA	1.80%	(2,083,454)
	404,219,000 E	(3,254)	12/16/18	3 month USD-LIBOR-BBA	2.34%	(664,152)
	303,165,000 E	(2,440)	12/16/18	3 month USD-LIBOR-BBA	2.3795%	(845,542)
	581,461,000 E	(3,227)	12/16/17	3 month USD-LIBOR-BBA	1.924%	(706,795)
	394,632,000 E	(3,177)	6/15/19	3 month USD-LIBOR-BBA	2.596%	(134,195)
	101,055,000 E	(813)	12/16/18	3 month USD-LIBOR-BBA	2.337%	(157,247)
	238,364,000 E	(898,350)	12/17/19	3 month USD-LIBOR-BBA	2.15%	(8,776)
EUR	24,357,000 E	181,401	12/17/16	6 month EUR-EURIBOR-REUTERS	0.50%	(2,076)
EUR	1,308,599,000 E	(39,133,199)	12/17/19	6 month EUR-EURIBOR-REUTERS	1.00%	3,486,571
EUR	41,311,000 E	(5,921,163)	12/17/34	6 month EUR-EURIBOR-REUTERS	2.50%	458,207
EUR	3,000 E	(473)	12/17/44	6 month EUR-EURIBOR-REUTERS	2.50%	52
GBP	271,880,000 E	(2,751,728)	12/17/19	6 month GBP-LIBOR-BBA	2.25%	828,551
GBP	289,023,000 E	15,344,493	12/17/24	6 month GBP-LIBOR-BBA	3.00%	(4,078,764)
GBP	63,933,000 E	(4,812,614)	12/17/44	6 month GBP-LIBOR-BBA	3.25%	2,909,248
JPY	549,269,000	(184)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	173,854
JPY	1,075,535,000	(361)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	331,084
JPY	29,832,600,000	(1,171)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	973,674
JPY	6,527,300,000	(1,139)	3/14/44	6 month JPY-LIBOR-BBA	1.795%	(2,019,669)
JPY	532,486,000	(95)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	170,171
	$207,157,000	1,447,364	9/16/24	3 month USD-LIBOR-BBA	2.68%	2,198,085
Total		$(27,750,136)	$5,871,410
E Extended effective date.

74     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$13,519,333	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$36,068
54,814,000 E	—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(600,761)
71,256,000 E	—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(780,966)
Barclays Bank PLC
4,806,250	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,001
2,564,676	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(2,122)
2,135,266	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	9,262
2,564,676	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	8,130
2,190,350	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	4,436
1,959,892	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	6,320
7,445,864	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,005)
5,966,179	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	16,139
5,432,116	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	15,542
63,630,531	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(165,182)
9,625,730	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	25,513
2,989,372	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	8,553

Diversified Income Trust     75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$2,750,784	$—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	$7,291
1,471,610	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	4,975
1,835,926	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,966
23,353,830	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	66,819
5,124,226	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	921
14,741,696	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(63,023)
17,880,289	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	51,158
5,454,446	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	14,457
760,975	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	693
2,174,982	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,223
2,826,641	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	9,413
22,534,189	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(96,337)
17,981,008	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	47,659
6,222,072	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(26,600)
3,177,185	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	8,595
475,380	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Ginnie Mae II pools	(80)

76     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$26,087,719	$—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	$88,199
96,349,601	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	275,672
27,202,860	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	77,832
4,211,489	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,392
13,657,165	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	36,944
9,901,176	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	26,783
87,717	—	1/12/39	(6.00%)1 month USD-LIBOR	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	16
2,445,755	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	2,203
33,647,370	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(143,848)
7,466,813	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(39,296)
5,131,226	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(21,648)
2,565,312	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(10,823)
2,565,312	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(10,823)
5,148,793	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(21,722)
13,372,756	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(56,417)
5,148,965	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(21,723)

Diversified Income Trust     77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$10,172,708	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	$9,165
6,124,189	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	5,517
4,785,985	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,693
7,767,362	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	6,998
10,687,073	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(45,689)
10,422,275	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	9,496
1,495,420	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,363
10,279,760	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(43,368)
6,004,128	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(25,669)
17,937,087	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(77,801)
4,543,913	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(19,426)
4,656,523	—	1/12/44	3.00% (1 month USD-LIBOR)	Synthetic MBX Index 3.00% 30 year Fannie Mae pools	16,459
70,250,000	—	3/20/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,454,878)
54,498,000	—	3/21/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,127,564)
41,231,124	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(27,717)
97,743,500	—	9/17/19	2.138%	USA Non Revised Consumer Price Index-Urban (CPI-U)	748,813

78     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	$2,901,826	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$8,303
	17,455,798	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	49,944
	70,645,000	—	3/27/24	(2.4825%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,272,316)
EUR	134,930,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(2,642,755)
EUR	70,320,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	2,794,382
Credit Suisse International
	$10,249,276	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	29,325
	53,097,093	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	196,070
	2,135,266	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,109
	10,204,161	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(43,625)
	136,299	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	506
	434,125	—	1/12/34	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,242
	544,370	—	1/12/36	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,643
	445,489	—	1/12/39	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,345
	2,571,434	—	1/12/42	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	8,064
	2,571,434	—	1/12/42	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	8,691

Diversified Income Trust     79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	$4,347,849	$—	1/12/43	3.00% (1 month USD-LIBOR)	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	$(2,706)
	18,063,698	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	16,274
	18,353,464	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(79,607)
	22,511,681	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(97,643)
	29,783,557	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	26,833
	4,656,523	—	1/12/44	3.00% (1 month USD-LIBOR)	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	(2,172)
	33,870,251	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(87,926)
EUR	40,450,000	—	3/27/19	(1.1913%)	Eurostat Eurozone HICP excluding tobacco	(697,741)
EUR	134,930,000	—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	(2,531,298)
EUR	70,320,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	2,698,547
EUR	40,450,000	—	3/24/19	(1.1925%)	Eurostat Eurozone HICP excluding tobacco	(701,113)
GBP	34,210,000	—	3/20/19	3.05%	GBP Non-revised UK Retail Price Index	594,304
GBP	34,210,000	—	3/25/19	3.0413%	GBP Non-revised UK Retail Price Index	568,849
Deutsche Bank AG
	$3,255,183	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	8,628
	10,204,161	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(43,625)

80     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
$331,470	$—	1/12/34	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$1,243
567,519	—	1/12/36	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	2,305
Goldman Sachs International
10,766,285	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	1,935
2,190,350	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,686)
1,959,892	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	5,229
3,545,096	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,230
18,608,928	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(42,500)
18,608,928	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(42,500)
5,131,587	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(21,938)
1,927,821	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,242)
14,716,826	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	39,263
3,771,827	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	678
1,275,520	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,453)
12,817,049	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(21,242)
1,200,757	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	216

Diversified Income Trust     81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$7,516,023	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$1,351
1,710,480	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(9,002)
2,210,902	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	9,452
3,307,452	—	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(8,947)
1,506,930	—	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	6,357
2,797,638	—	1/12/40	(4.50%) 1 month USD-LIBOR	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(9,458)
19,457,313	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(50,510)
3,820,608	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16,334)
7,029,731	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(30,053)
400,091	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	360
562,606	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Ginnie Mae II pools	229
4,584,900	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(19,601)
2,370,171	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,160
350,088	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,497)
933,936	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,993)
318,965	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,364)

82     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$13,582	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$12
4,600,801	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,192
20,272,058	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(46,298)
2,636,075	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,270)
4,886,621	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	878
26,414,609	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(60,327)
18,202,243	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(47,252)
12,859,104	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(33,382)
21,923,000	—	7/14/44	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,586,347)
126,070,000 E	—	6/19/24	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,195,144)
25,986,500	—	7/29/44	(2.7975%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,660,018)
JPMorgan Chase Bank N.A.
28,816,677	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(74,807)
Royal Bank of Scotland PLC (The)
2,190,350	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,686)
Total	$—	$(9,327,038)
E Extended effective date.

Diversified Income Trust     83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$37,796
CMBX NA BBB– Index	BBB–/P	79,608	1,321,000	5/11/63	300 bp	75,248
CMBX NA BBB– Index	BBB–/P	163,473	2,648,000	5/11/63	300 bp	154,734
CMBX NA BBB– Index	BBB–/P	155,838	2,734,000	5/11/63	300 bp	146,816
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	411,737	3,714,000	5/11/63	300 bp	399,479
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	202,017	2,538,000	5/11/63	300 bp	193,641
CMBX NA BBB– Index	BBB–/P	199,232	2,735,000	5/11/63	300 bp	190,206
CMBX NA BBB– Index	BBB–/P	32,415	2,792,000	5/11/63	300 bp	23,201
CMBX NA BBB– Index	BBB–/P	47,813	3,112,000	5/11/63	300 bp	37,544
CMBX NA BBB– Index	BBB–/P	254,058	3,184,000	5/11/63	300 bp	243,550
CMBX NA BBB– Index	BBB–/P	361,220	3,197,000	5/11/63	300 bp	350,670
CMBX NA BBB– Index	BBB–/P	211,953	3,222,000	5/11/63	300 bp	201,321
CMBX NA BBB– Index	BBB–/P	249,546	3,223,000	5/11/63	300 bp	238,910
CMBX NA BBB– Index	BBB–/P	56,804	3,224,000	5/11/63	300 bp	46,165
CMBX NA BBB– Index	BBB–/P	98,311	3,231,000	5/11/63	300 bp	87,649
CMBX NA BBB– Index	BBB–/P	306,092	3,994,000	5/11/63	300 bp	292,912
CMBX NA BBB– Index	BBB–/P	254,058	6,191,000	5/11/63	300 bp	233,627
CMBX NA BB Index	—	(32,354)	6,193,000	5/11/63	(500 bp)	(27,606)
CMBX NA BB Index	—	47,646	4,609,000	5/11/63	(500 bp)	51,180
CMBX NA BB Index	—	70,182	4,538,000	5/11/63	(500 bp)	73,661
CMBX NA BB Index	—	117,458	4,448,000	5/11/63	(500 bp)	120,868
CMBX NA BB Index	—	(62,472)	3,577,000	5/11/63	(500 bp)	(59,729)
CMBX NA BB Index	—	45,373	2,269,000	5/11/63	(500 bp)	47,113
CMBX NA BB Index	—	(16,309)	2,124,000	5/11/63	(500 bp)	(14,680)
CMBX NA BB Index	—	(20,347)	2,124,000	5/11/63	(500 bp)	(18,719)

84     Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(18,808)	$2,062,000	5/11/63	(500 bp)	$(17,227)
CMBX NA BB Index	—	(70,192)	3,619,000	5/11/63	(500 bp)	(67,417)
CMBX NA BBB– Index	BBB–/P	(3,788)	1,119,000	5/11/63	300 bp	(7,480)
CMBX NA BBB– Index	BBB–/P	122,967	1,424,000	5/11/63	300 bp	118,267
CMBX NA BBB– Index	BBB–/P	166,893	1,918,000	5/11/63	300 bp	160,563
CMBX NA BBB– Index	BBB–/P	(13,592)	2,255,000	5/11/63	300 bp	(21,033)
CMBX NA BBB– Index	BBB–/P	(23,586)	2,473,000	5/11/63	300 bp	(31,747)
CMBX NA BBB– Index	BBB–/P	149,128	3,116,000	5/11/63	300 bp	138,845
CMBX NA BBB– Index	BBB–/P	97,963	4,117,000	5/11/63	300 bp	84,377
CMBX NA BBB– Index	BBB–/P	3,088	4,449,000	5/11/63	300 bp	(11,593)
CMBX NA BBB– Index	BBB–/P	15,409	4,449,000	5/11/63	300 bp	727
CMBX NA BBB– Index	BBB–/P	12,026	4,458,000	5/11/63	300 bp	(2,685)
CMBX NA BBB– Index	BBB–/P	(15,079)	4,511,000	5/11/63	300 bp	(29,965)
CMBX NA BBB– Index	BBB–/P	(15,070)	4,518,000	5/11/63	300 bp	(29,979)
CMBX NA BBB– Index	BBB–/P	(45,511)	4,543,000	5/11/63	300 bp	(60,503)
CMBX NA BBB– Index	BBB–/P	27,592	4,546,000	5/11/63	300 bp	12,590
CMBX NA BBB– Index	BBB–/P	(82,613)	4,573,000	5/11/63	300 bp	(97,704)
CMBX NA BBB– Index	BBB–/P	(42,822)	4,574,000	5/11/63	300 bp	(57,916)
CMBX NA BBB– Index	BBB–/P	25,488	5,501,000	5/11/63	300 bp	5,501
CMBX NA BBB– Index	BBB–/P	(68,197)	6,789,000	5/11/63	300 bp	(90,601)
CMBX NA BBB– Index	BBB–/P	165,144	8,748,000	5/11/63	300 bp	136,276
CMBX NA BBB– Index	BBB–/P	189,437	8,748,000	5/11/63	300 bp	160,569
CMBX NA BBB– Index	BBB–/P	(180,631)	9,330,000	5/11/63	300 bp	(211,420)

Diversified Income Trust     85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(122,400)	$9,933,000	5/11/63	300 bp	$(155,178)
CMBX NA BBB– Index	BBB–/P	(149,916)	9,943,000	5/11/63	300 bp	(182,728)
CMBX NA BBB– Index	BBB–/P	7,519	11,295,000	5/11/63	300 bp	(29,755)
CMBX NA BBB– Index	BBB–/P	379,119	15,496,000	5/11/63	300 bp	327,982
CMBX NA BBB– Index	—	(149,480)	3,185,000	1/17/47	(300 bp)	(63,485)
CMBX NA BBB– Index	—	(157,451)	2,787,000	1/17/47	(300 bp)	(82,202)
Goldman Sachs International
CMBX NA BB Index	—	(47,676)	4,496,000	5/11/63	(500 bp)	(44,229)
CMBX NA BB Index	—	51,305	2,269,000	5/11/63	(500 bp)	53,045
CMBX NA BB Index	—	(19,697)	2,051,000	5/11/63	(500 bp)	(18,125)
CMBX NA BBB– Index	BBB–/P	(26,976)	2,473,000	5/11/63	300 bp	(35,137)
CMBX NA BBB– Index	BBB–/P	49,691	4,350,000	5/11/63	300 bp	35,336
CMBX NA BBB– Index	BBB–/P	(12,059)	4,511,000	5/11/63	300 bp	(26,945)
CMBX NA BBB– Index	BBB–/P	(18,102)	4,511,000	5/11/63	300 bp	(32,988)
CMBX NA BBB– Index	BBB–/P	(42,500)	4,542,000	5/11/63	300 bp	(57,488)
CMBX NA BBB– Index	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	(60,541)
CMBX NA BBB– Index	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	(60,541)
CMBX NA BBB– Index	BBB–/P	(76,199)	4,573,000	5/11/63	300 bp	(91,290)
Total		$3,242,385	$2,681,733
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

86     Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	$3,885,538	$—
Corporate bonds and notes	—	2,069,334,508	—
Foreign government and agency bonds and notes	—	583,950,104	—
Mortgage-backed securities	—	3,024,627,611	—
Purchased options outstanding	—	10,213,974	—
Purchased swap options outstanding	—	19,433,205	—
Senior loans	—	140,500,985	—
U.S. government and agency mortgage obligations	—	648,632,957	—
U.S. treasury obligations	—	4,183,215	—
Short-term investments	431,766,679	320,346,960	—
Totals by level	$431,766,679	$6,825,109,057	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$58,997,555	$—
Futures contracts	10,287,209	—	—
Written options outstanding	—	(8,589,848)	—
Written swap options outstanding	—	(73,155,945)	—
Forward premium swap option contracts	—	(794,458)	—
Interest rate swap contracts	—	21,432,488	—
Total return swap contracts	—	(9,327,038)	—
Credit default contracts	—	(560,652)	—
Totals by level	$10,287,209	$(11,997,898)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust     87

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,698,976,864)	$6,829,029,057
Affiliated issuers (identified cost $427,846,679) (Note 5)	427,846,679
Cash	2,534,524
Foreign currency (cost $236,108) (Note 1)	229,730
Interest and other receivables	80,919,694
Receivable for shares of the fund sold	62,891,455
Receivable for investments sold	37,509,412
Receivable for sales of delayed delivery securities (Note 1)	1,875
Receivable for variation margin (Note 1)	9,546,218
Unrealized appreciation on forward premium swap option contracts (Note 1)	3,042,539
Unrealized appreciation on forward currency contracts (Note 1)	108,560,190
Unrealized appreciation on OTC swap contracts (Note 1)	17,214,729
Premium paid on OTC swap contracts (Note 1)	1,624,931
Prepaid assets	131,746
Total assets	7,581,082,779
LIABILITIES
Payable for investments purchased	34,067,743
Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	372,728,395
Payable for shares of the fund repurchased	11,245,433
Payable for compensation of Manager (Note 2)	3,038,227
Payable for custodian fees (Note 2)	78,876
Payable for investor servicing fees (Note 2)	1,407,194
Payable for Trustee compensation and expenses (Note 2)	928,277
Payable for administrative services (Note 2)	9,039
Payable for distribution fees (Note 2)	2,705,142
Payable for variation margin (Note 1)	3,150,509
Unrealized depreciation on OTC swap contracts (Note 1)	36,049,092
Premium received on OTC swap contracts (Note 1)	4,867,316
Unrealized depreciation on forward currency contracts (Note 1)	49,562,635
Unrealized depreciation on forward premium swap option contracts (Note 1)	3,836,997
Written options outstanding, at value (premiums $96,224,159) (Notes 1 and 3)	81,745,793
Collateral on certain derivative contracts, at value (Note 1)	8,949,130
Other accrued expenses	575,660
Total liabilities	614,945,458
Net assets	$6,966,137,321

(Continued on next page)
The accompanying notes are an integral part of these financial statements.

88     Diversified Income Trust

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,515,835,809
	Undistributed net investment income (Note 1)	32,095,896
	Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(781,594,080)
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	199,799,696
	Total — Representing net assets applicable to capital shares outstanding	$6,966,137,321
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,454,922,545 divided by 311,300,099 shares)	$7.89
	Offering price per class A share (100/96.00 of $7.89)*	$8.22
	Net asset value and offering price per class B share ($83,980,133 divided by 10,748,446 shares)**	$7.81
	Net asset value and offering price per class C share ($1,106,388,956 divided by 142,523,071 shares)**	$7.76
	Net asset value and redemption price per class M share ($216,512,482 divided by 27,874,634 shares)	$7.77
	Offering price per class M share (100/96.75 of $7.77)†	$8.03
	Net asset value, offering price and redemption price per class R share ($6,444,209 divided by 825,875 shares)	$7.80
	Net asset value, offering price and redemption price per class R5 share ($10,593 divided by 1,355 shares)	$7.82
	Net asset value, offering price and redemption price per class R6 share ($13,592,315 divided by 1,737,957 shares)	$7.82
	Net asset value, offering price and redemption price per class Y share ($3,084,286,088 divided by 394,642,953 shares)	$7.82
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust     89

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $232,837 from investments in affiliated issuers) (Note 5)	$331,946,173
EXPENSES
Compensation of Manager (Note 2)	31,655,810
Investor servicing fees (Note 2)	7,702,295
Custodian fees (Note 2)	299,644
Trustee compensation and expenses (Note 2)	365,578
Distribution fees (Note 2)	18,052,786
Administrative services (Note 2)	145,236
Other	2,106,586
Total expenses	60,327,935
Expense reduction (Note 2)	(21,806)
Net expenses	60,306,129
Net investment income	271,640,044

Net realized gain on investments (Notes 1 and 3)	28,273,464
Net realized loss on swap contracts (Note 1)	(96,679,060)
Net realized loss on futures contracts (Note 1)	(84,680,093)
Net realized gain on foreign currency transactions (Note 1)	8,997,247
Net realized gain on written options (Notes 1 and 3)	75,894,077
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	78,674,656
Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	101,650,545
Net gain on investments	112,130,836
Net increase in net assets resulting from operations	$383,770,880

The accompanying notes are an integral part of these financial statements.

90     Diversified Income Trust

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$271,640,044	$198,177,674
Net realized gain (loss) on investments and foreign currency transactions	(68,194,365)	102,199,625
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	180,325,201	(55,977,998)
Net increase in net assets resulting from operations	383,770,880	244,399,301
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(140,468,296)	(107,949,966)
Class B	(3,804,742)	(3,827,212)
Class C	(42,697,402)	(33,071,053)
Class M	(11,649,991)	(13,668,889)
Class R	(278,747)	(240,459)
Class R5	(531)	—
Class R6	(569,250)	—
Class Y	(106,292,326)	(43,650,103)
Increase from capital share transactions (Note 4)	2,292,208,675	1,232,719,805
Total increase in net assets	2,370,218,270	1,274,711,424
NET ASSETS
Beginning of year	4,595,919,051	3,321,207,627
End of year (including undistributed net investment income of $32,095,896 and $50,333,463, respectively)	$6,966,137,321	$4,595,919,051

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust     91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$7.74	.37	.20	.57	(.42)	—	(.42)	—	—	$7.89	7.49	$2,454,923.97		4.73	257[d]
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	—	—	7.74	7.93	2,286,977.99		5.58	180[e]
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	—	7.59	9.58	1,788,786.99		5.67	120[e]
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—	—[f,g]	7.35	(2.04)	2,162,131.98		5.57	165[e]
September 30, 2010	7.89	.72	.63	1.35	(1.16)	—	(1.16)	—[f]	—	8.08	18.39	2,328,480	1.01[h]	8.96	95[e]
Class B
September 30, 2014	$7.67	.31	.19	.50	(.36)	—	(.36)	—	—	$7.81	6.60	$83,980	1.72	3.97	257[d]
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	—	—	7.67	7.03	79,540	1.74	4.85	180[e]
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	—	7.53	8.82	75,534	1.74	4.92	120[e]
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—	—[f,g]	7.29	(2.69)	81,208	1.73	4.88	165[e]
September 30, 2010	7.83	.66	.62	1.28	(1.10)	—	(1.10)	—[f]	—	8.01	17.50	96,346	1.76[h]	8.36	95[e]
Class C
September 30, 2014	$7.62	.31	.19	.50	(.36)	—	(.36)	—	—	$7.76	6.65	$1,106,389	1.72	3.95	257[d]
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	—	—	7.62	7.09	749,897	1.74	4.84	180[e]
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	—	7.48	8.73	644,638	1.74	4.93	120[e]
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—	—[f,g]	7.25	(2.68)	776,778	1.73	4.82	165[e]
September 30, 2010	7.80	.64	.63	1.27	(1.10)	—	(1.10)	—[f]	—	7.97	17.47	797,345	1.76[h]	8.10	95[e]
Class M
September 30, 2014	$7.62	.35	.20	.55	(.40)	—	(.40)	—	—	$7.77	7.30	$216,512	1.22	4.46	257[d]
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	—	—	7.62	7.60	233,513	1.24	5.35	180[e]
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	—	7.48	9.29	260,630	1.24	5.43	120[e]
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—	—[f,g]	7.25	(2.22)	312,812	1.23	5.44	165[e]
September 30, 2010	7.79	.70	.62	1.32	(1.14)	—	(1.14)	—[f]	—	7.97	18.13	436,826	1.26[h]	8.92	95[e]
Class R
September 30, 2014	$7.66	.35	.19	.54	(.40)	—	(.40)	—	—	$7.80	7.16	$6,444	1.22	4.45	257[d]
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	—	—	7.66	7.55	4,611	1.24	5.35	180[e]
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	—	7.52	9.38	4,307	1.24	5.44	120[e]
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—	—[f,g]	7.28	(2.21)	4,315	1.23	5.34	165[e]
September 30, 2010	7.82	.70	.62	1.32	(1.14)	—	(1.14)	—[f]	—	8.00	18.08	4,185	1.26[h]	8.82	95[e]
Class R5
September 30, 2014†	$7.77	.36	.09	.45	(.40)	—	(.40)	—	—	$7.82	5.95*	$11	.65*	4.57*	257[d]
Class R6
September 30, 2014†	$7.77	.36	.10	.46	(.41)	—	(.41)	—	—	$7.82	5.97*	$13,592	.59*	4.52*	257[d]
Class Y
September 30, 2014	$7.68	.39	.19	.58	(.44)	—	(.44)	—	—	$7.82	7.74	$3,084,286.72		4.93	257[d]
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	—	—	7.68	8.18	1,241,380.74		5.79	180[e]
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	—	7.54	9.98	547,313.74		5.92	120[e]
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—	—[f,g]	7.30	(1.89)	814,084.73		5.79	165[e]
September 30, 2010	7.85	.73	.64	1.37	(1.18)	—	(1.18)	—[f]	—	8.04	18.84	991,846	.76[h]	9.18	95[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Diversified Income Trust	Diversified Income Trust	93

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	466%
September 30, 2012	225
September 30, 2011	370
September 30, 2010	186

fAmount represents less than $0.01 per share.

gReflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

hIncludes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the period ended September 30, 2010.

The accompanying notes are an integral part of these financial statements.

94     Diversified Income Trust

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on November 1, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Diversified Income Trust     95

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses

96     Diversified Income Trust

may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Diversified Income Trust     97

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to a basket of securities and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

98     Diversified Income Trust

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Diversified Income Trust     99

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,097,091 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,451,140 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $49,045,502 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

100     Diversified Income Trust

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2014, the fund had a capital loss carryover of $646,800,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$219,214,069	$85,603,509	$304,817,578	*
13,963,696	N/A	13,963,696	September 30, 2015
18,714,447	N/A	18,714,447	September 30, 2016
146,525,581	N/A	146,525,581	September 30, 2017
162,779,124	N/A	162,779,124	September 30, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $84,718,064 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $15,883,674 to increase undistributed net investment income, $2,014,908 to increase paid-in-capital and $17,898,582 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$215,631,483
Unrealized depreciation	(125,766,234)
Net unrealized appreciation	89,865,249
Undistributed ordinary income	98,222,791
Capital loss carryforward	(646,800,426)
Post-October capital loss deferral	(84,718,064)
Cost for federal income tax purposes	$7,166,124,204

Diversified Income Trust     101

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,544,250
Class B	110,415
Class C	1,235,224
Class M	303,005
Class R	7,288
Class R5	11
Class R6	5,054
Class Y	2,497,048
Total	$7,702,295

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21,806 under the expense offset arrangements.

102     Diversified Income Trust

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,715, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$6,691,436
Class B	833,188
Class C	9,359,248
Class M	1,141,326
Class R	27,588
Total	$18,052,786

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $587,689 and $11,227 from the sale of class A and class M shares, respectively, and received $25,527 and $13,787 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12,965 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$16,410,687,950	$14,085,472,495
U.S. government securities (Long-term)	—	—
Total	$16,410,687,950	$14,085,472,495

Diversified Income Trust     103

Written option transactions during the reporting period are summarized as follows:

		Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	USD EUR	$635,219,000 —	$7,774,922 $—	$— —	$— $—
Options opened	USD EUR	16,330,161,633 3,533,550,000	125,052,563 2,143,818	17,300,000,000 —	81,706,094 —
Options exercised	USD EUR	(1,176,539,000) —	(7,589,739) —	— —	— —
Options expired	USD EUR	(148,864,000) —	(1,457,006) —	(5,930,000,000) —	(22,195,000) —
Options closed	USD EUR	(8,864,316,333) (3,533,550,000)	(41,026,581) (2,143,818)	(9,714,000,000) —	(46,041,094) —
Written options outstanding at the end of the reporting period	USD EUR	$6,775,661,300 —	$82,754,159 $—	$1,656,000,000 —	$13,470,000 $—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	183,400,504	$1,449,459,563	129,418,898	$1,015,583,813
Shares issued in connection with reinvestment of distributions	15,438,796	121,781,458	11,886,840	92,853,468
	198,839,300	1,571,241,021	141,305,738	1,108,437,281
Shares repurchased	(183,118,939)	(1,449,868,615)	(81,360,043)	(635,608,804)
Net increase	15,720,361	$121,372,406	59,945,695	$472,828,477

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	2,122,587	$16,625,154	2,276,843	$17,693,379
Shares issued in connection with reinvestment of distributions	394,594	3,083,741	386,949	2,996,413
	2,517,181	19,708,895	2,663,792	20,689,792
Shares repurchased	(2,141,647)	(16,779,033)	(2,327,358)	(18,083,274)
Net increase	375,534	$2,929,862	336,434	$2,606,518

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	58,910,826	$458,764,834	30,859,482	$238,559,237
Shares issued in connection with reinvestment of distributions	4,124,203	32,047,393	2,982,542	22,962,134
	63,035,029	490,812,227	33,842,024	261,521,371
Shares repurchased	(18,912,713)	(147,202,814)	(21,593,059)	(166,372,262)
Net increase	44,122,316	$343,609,413	12,248,965	$95,149,109

104     Diversified Income Trust

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	878,162	$6,833,125	761,625	$5,850,923
Shares issued in connection with reinvestment of distributions	137,440	1,067,940	121,880	938,304
	1,015,602	7,901,065	883,505	6,789,227
Shares repurchased	(3,769,409)	(29,349,743)	(5,080,011)	(39,122,630)
Net decrease	(2,753,807)	$(21,448,678)	(4,196,506)	$(32,333,403)

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	327,830	$2,565,318	218,582	$1,695,430
Shares issued in connection with reinvestment of distributions	32,571	254,297	27,810	215,028
	360,401	2,819,615	246,392	1,910,458
Shares repurchased	(136,509)	(1,069,902)	(217,508)	(1,693,869)
Net increase	223,892	$1,749,713	28,884	$216,589

	For the period 11/1/13 (commencement of operations) to 9/30/14
Class R5	Shares	Amount
Shares sold	1,287	$10,000
Shares issued in connection with reinvestment of distributions	68	531
	1,355	10,531
Shares repurchased	—	—
Net increase	1,355	$10,531

	For the period 11/1/13 (commencement of operations) to 9/30/14
Class R6	Shares	Amount
Shares sold	1,878,090	$14,779,692
Shares issued in connection with reinvestment of distributions	72,544	569,250
	1,950,634	15,348,942
Shares repurchased	(212,677)	(1,672,724)
Net increase	1,737,957	$13,676,218

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	309,086,361	$2,426,756,642	127,860,513	$995,219,435
Shares issued in connection with reinvestment of distributions	8,717,079	68,210,298	3,236,036	25,099,924
	317,803,440	2,494,966,940	131,096,549	1,020,319,359
Shares repurchased	(84,902,087)	(664,657,730)	(41,960,532)	(326,066,844)
Net increase	232,901,353	$1,830,309,210	89,136,017	$694,252,515

Diversified Income Trust     105

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,355	100.00%	$10,593
Class R6	1,355	0.08	10,593

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$166,284,163	$572,651,737	$602,540,819	$74,128	$136,395,081
Putnam Short Term Investment Fund*	54,735,660	1,906,194,748	1,669,478,810	158,709	291,451,598
Totals	$221,019,823	$2,478,846,485	$2,272,019,629	$232,837	$427,846,679

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $602,632, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
WR Grace & Co.	$602,632
Totals	$602,632

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

106     Diversified Income Trust

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,491,000,000
Purchased swap option contracts (contract amount)	$3,530,500,000
Written TBA commitment option contracts (contract amount) (Note 3)	$2,946,900,000
Written swap option contracts (contract amount) (Note 3)	$4,124,500,000
Futures contracts (number of contracts)	15,000
Forward currency contracts (contract amount)	$4,217,600,000
OTC interest rate swap contracts (notional)	$5,078,100,000
Centrally cleared interest rate swap contracts (notional)	$17,629,400,000
OTC total return swap contracts (notional)	$3,212,800,000
OTC credit default contracts (notional)	$166,200,000
Centrally cleared credit default contracts (notional)	$—*

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$195,270	Payables	$755,922
Foreign exchange contracts	Receivables	108,560,190	Payables	49,562,635
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	131,744,952*	Payables, Net assets — Unrealized depreciation	162,245,365*
Total		$240,500,412		$212,563,922

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$585,453	$585,453
Foreign exchange contracts	—	—	9,817,107	—	$9,817,107
Interest rate contracts	(25,902,825)	(84,680,093)	—	(97,264,513)	$(207,847,431)
Total	$(25,902,825)	$(84,680,093)	$9,817,107	$(96,679,060)	$(197,444,871)

Diversified Income Trust     107

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$6,384,813	$6,384,813
Foreign exchange contracts	—	—	78,976,555	—	$78,976,555
Interest rate contracts	548,932	15,659,267	—	40,216,488	$56,424,687
Total	$548,932	$15,659,267	$78,976,555	$46,601,301	$141,786,055

108     Diversified Income Trust

This page left blank intentionally.

Diversified Income Trust     109

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$726,000	$633,217	$1,898,642	$—	$—	$681,673	$—
Centrally cleared interest rate swap contracts§	—	—	6,200,496	—	—	—	—	—	—	—
OTC Total return swap contracts*#	36,068	1,660,611	—	2,852,629	4,157,802	12,176	75,542	—	—	—
OTC Credit default contracts*#	—	—	—	—	188,511	—	6,759	—	—	—
Centrally cleared credit default contracts§	—	—	422,964	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	2,922,758
Forward currency contracts#	5,473,944	10,996,118	—	16,065,869	13,731,321	7,175,306	8,851,648	5,270,890	15,783,710	—
Forward premium swap option contracts#	—	—	—	—	662,385	—	—	—	2,380,154	—
Purchased swap options**#	14,552,585	—	—	—	4,880,620	—	—	—	—	—
Purchased options**#	—	—	—	—	—	—	—	—	10,213,974	—
Total Assets	$20,062,597	$12,656,729	$6,623,460	$19,644,498	$24,253,856	$9,086,124	$8,933,949	$5,270,890	$29,059,511	$2,922,758
Liabilities:
OTC Interest rate swap contracts*#	$76,678	$—	$—	$1,361,316	$—	$13,052,374	$89,662	$—	$1,548,560	$—
Centrally cleared interest rate swap contracts§	—	—	2,559,451	—	—	—	—	—	—	—
OTC Total return swap contracts*#	1,381,727	3,518,761	—	3,915,071	4,243,831	43,625	4,938,358	—	74,807	—
OTC Credit default contracts*#	24,038	12,258	—	—	607,281	—	112,345	—	—	—
Centrally cleared credit default contracts§	—	—	422,964	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	168,094
Forward currency contracts#	2,848	5,487,020	—	9,195,908	7,477,164	3,093,735	1,085,423	2,401,456	8,371,097	—
Forward premium swap option contracts#	—	—	—	—	1,316,057	—	—	—	2,520,940	—
Written swap options#	21,039,888	—	—	—	6,276,850	—	—	—	45,839,207	—
Written options#	—	—	—	—	—	—	—	—	8,589,848	—
Total Liabilities	$22,525,179	$9,018,039	$2,982,415	$14,472,295	$19,921,183	$16,189,734	$6,225,788	$2,401,456	$66,944,459	$168,094
Total Financial and Derivative Net Assets	$(2,462,582)	$3,638,690	$3,641,045	$5,172,203	$4,332,673	$(7,103,610)	$2,708,161	$2,869,434	$(37,884,948)	$2,754,664
Total collateral received (pledged)†##	$(2,462,582)	$2,685,196	$—	$3,920,000	$4,332,673	$(7,103,610)	$2,510,313	$2,343,934	$(37,884,948)	$—
Net amount	$—	$953,494	$3,641,045	$1,252,203	$—	$—	$197,848	$525,500	$—	$2,754,664

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

110	Diversified Income Trust	Diversified Income Trust	111

Note 10: Offsetting of financial and derivative assets and liabilities (Continued)

	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$3,939,532
Centrally cleared interest rate swap contracts§	—	—	—	—	6,200,496
OTC Total return swap contracts*#	—	—	—	—	8,794,828
OTC Credit default contracts*#	—	—	—	—	195,270
Centrally cleared credit default contracts§	—	—	—	—	422,964
Futures contracts§	—	—	—	—	2,922,758
Forward currency contracts#	120,830	15,656,469	2,813,983	6,620,102	108,560,190
Forward premium swap option contracts#	—	—	—	—	3,042,539
Purchased swap options**#	—	—	—	—	19,433,205
Purchased options**#	—	—	—	—	10,213,974
Total Assets	$120,830	$15,656,469	$2,813,983	$6,620,102	$163,725,756
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$16,128,590
Centrally cleared interest rate swap contracts§	—	—	—	—	2,559,451
OTC Total return swap contracts*#	5,686	—	—	—	18,121,866
OTC Credit default contracts*#	—	—	—	—	755,922
Centrally cleared credit default contracts§	—	—	—	—	422,964
Futures contracts§	—	—	—	—	168,094
Forward currency contracts#	103,822	10,128,586	207,548	2,008,028	49,562,635
Forward premium swap option contracts#	—	—	—	—	3,836,997
Written swap options#	—	—	—	—	73,155,945
Written options#	—	—	—	—	8,589,848
Total Liabilities	$109,508	$10,128,586	$207,548	$2,008,028	$173,302,312
Total Financial and Derivative Net Assets	$11,322	$5,527,883	$2,606,435	$4,612,074	$(9,576,556)
Total collateral received (pledged)†##	$—	$—	$2,409,432	$—
Net amount	$11,322	$5,527,883	$197,003	$4,612,074

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

112     Diversified Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $217,445,512 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		426,661,978	14,506,625
Ravi Akhoury		426,831,941	14,336,662
Barbara M. Baumann		427,342,303	13,826,299
Jameson A. Baxter		427,269,882	13,898,720
Charles B. Curtis		427,382,387	13,786,215
Robert J. Darretta		427,270,332	13,898,270
Katinka Domotorffy		427,073,757	14,094,845
John A. Hill		427,463,167	13,705,435
Paul L. Joskow		427,342,928	13,825,674
Kenneth R. Leibler		427,311,724	13,856,878
Robert E. Patterson		427,414,750	13,753,852
George Putnam, III		427,340,023	13,828,579
Robert L. Reynolds		427,348,547	13,820,055
W. Thomas Stephens		427,326,756	13,841,846
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
322,068,812	6,559,867	16,306,577	96,233,346
March 27, 2014 special meeting
A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
321,136,359	36,068,894	19,462,071	86,544,401

All tabulations are rounded to the nearest whole number.

Diversified Income Trust     113

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

114     Diversified Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust     115

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

116     Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN028
290498 11/14

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$158,999	$ —	$6,590	$ —
September 30, 2013	$148,356	$ —	$6,458	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,458 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$ —	$ —	$ —

September 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014